File Number:  333-131500
                                                Filed Pursuant to Rule 497(c) of
                                                      the Securities Act of 1933


                      PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Small Company VCT Portfolio
                   Pioneer Small Cap Value II VCT Portfolio
            (each, "your Portfolio" and together, the "Portfolios")

                             IMPORTANT INFORMATION

To the owners of variable annuity or life insurance contracts:

     I am writing to ask that you vote in favor of an important proposal that will affect your investment in your Portfolio. Your Portfolio's investment adviser, Pioneer Investment Management, Inc., manages three mutual funds that focus on small-capitalization companies: the Portfolios and Pioneer Small Cap Value VCT Portfolio ("Small Cap Value Portfolio"). The enclosed combined proxy statement and prospectus contains information about a proposal to reorganize each Portfolio into Small Cap Value Portfolio. If approved, you would become a shareowner of Small Cap Value Portfolio and would receive shares of Small Cap Value Portfolio equal in value to the value of your shares in your Portfolio. Small Cap Value Portfolio would be the legal, accounting and performance survivor of each reorganization, with Small Cap Value Portfolio's investment strategy, policies and overall structure being retained. The result will be that you become a shareowner of a portfolio the investment goals and focus of which are similar to your Portfolio, but which will be substantially larger in size as a result of the reorganizations. Our hope is that a larger asset base will enable the combined portfolio to invest more efficiently and to have the potential to realize expense savings in the future.

                  WHY ARE THE REORGANIZATIONS BEING PROPOSED?

     The trustees of your Portfolio believe that reorganizing the Portfolios into Small Cap Value Portfolio offers you potential benefits, including the opportunity to be part of a combined portfolio with a larger asset size that may be better positioned in the market to further increase its asset size and achieve economies of scale. Each Portfolio's shareowners will realize lower expenses following the reorganizations due to the increased asset base. Each Portfolio incurs substantial operating costs for insurance, accounting, legal, and custodial services. The reorganizations would result in a larger combined portfolio that would allow Small Cap Value Portfolio to hold larger positions in individual securities and, consequently, achieve better net prices on securities trades.

                               YOUR VOTE MATTERS


     After careful consideration, your Portfolio's trustees have unanimously approved the reorganization of each Portfolio into Small Cap Value Portfolio. The enclosed combined proxy statement and prospectus contains further explanation and important details about the reorganizations, which I strongly encourage you to read before voting. If approved by shareowners, each reorganization is scheduled to take place at the close of business on May 24, 2006.

     Your vote makes a difference, regardless of the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. Your vote will instruct the insurance company that issued your contract how to vote the shares of your Portfolio attributable to your contract at the special meeting of shareowners. For your convenience, you may vote via mail by returning the enclosed voting instruction card. If you have any questions or need additional information, please contact a Pioneer Customer Service Representative at 1-800-622-3265 between 9:00 a.m. and 5:00 p.m. (Boston time). I thank you for your prompt vote on this matter.


                                             Sincerely,

                                             /s/ Osbert M. Hood

                                             Osbert M. Hood

                                             President and Chief Executive
                                             Officer
                                             Pioneer Investment Management, Inc.

                       PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Small Company VCT Portfolio
                   Pioneer Small Cap Value II VCT Portfolio
            (each, "your Portfolio" and together, the "Portfolios")


                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265


                   NOTICE OF SPECIAL MEETING OF SHAREOWNERS


                          SCHEDULED FOR MAY 23, 2006


To the owners of variable annuity or life insurance contracts:

     You are being asked to vote on the proposals listed below on the enclosed voting instruction card. Your vote will instruct the insurance company that issued your contract how to vote the shares of your Portfolio attributable to your contract at the joint special meeting of shareowners of the Portfolios (the "Meeting").


     The Meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on May 23, 2006 at 2:00 p.m., Boston time, to consider the following:


   1. With respect to each Portfolio, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, your Portfolio will transfer all of its assets to Pioneer Small Cap Value VCT Portfolio ("Small Cap Value Portfolio"), a series of Pioneer Variable Contracts Trust. Small Cap Value Portfolio is an existing mutual fund with similar investment objectives and similar investment policies as your Portfolio. Class I and/or Class II shares of Small Cap Value Portfolio will be distributed to your Portfolio's shareowners in proportion to the relative net asset value of their holdings of the applicable class of shares on the closing date of the reorganization. Small Cap Value Portfolio also will assume all of your Portfolio's liabilities. Your Portfolio will then be dissolved. As a result of the reorganization, you will become shareowners of Small Cap Value Portfolio. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

   2.  Any other business that may properly come before the Meeting.


     Shareowners of record as of the close of business on March 28, 2006 are entitled to vote at the Meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD. If shareowners do not return their proxies in sufficient numbers, your Portfolio may be required to make additional solicitations.

                                             By order of the Board of Trustees,


                                             /s/ Dorothy E. Bourassa

                                             Dorothy E. Bourassa, Secretary


Boston, Massachusetts
April 18, 2006

                       PIONEER VARIABLE CONTRACTS TRUST

                          COMBINED PROXY STATEMENT OF
                      PIONEER SMALL COMPANY VCT PORTFOLIO
                   PIONEER SMALL CAP VALUE II VCT PORTFOLIO
            (each, "your Portfolio" and together, the "Portfolios")

                                  PROSPECTUS
                      FOR CLASS I AND CLASS II SHARES OF
                     PIONEER SMALL CAP VALUE VCT PORTFOLIO
                         ("Small Cap Value Portfolio")

The address and telephone number of each Portfolio and Small Cap Value
                                 Portfolio is:


                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265





     Shares of Small Cap Value Portfolio have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in Small Cap Value Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                 TABLE OF CONTENTS


                                                                            Page
                                                                            ---
INTRODUCTION ...........................................................      3
PROPOSAL 1(a) -- PIONEER SMALL COMPANY VCT PORTFOLIO ...................      5
PROPOSAL 1(b) -- PIONEER SMALL CAP VALUE II VCT PORTFOLIO ..............     15
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION .....................     24
TAX STATUS OF EACH REORGANIZATION ......................................     25
VOTING RIGHTS AND REQUIRED VOTE ........................................     25
ADDITIONAL INFORMATION ABOUT THE PIONEER PORTFOLIOS ....................     26
FINANCIAL HIGHLIGHTS ...................................................     30
INFORMATION CONCERNING THE MEETING .....................................     32
OWNERSHIP OF SHARES OF THE PORTFOLIOS ..................................     33
EXPERTS ................................................................     35
AVAILABLE INFORMATION ..................................................     35
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..............    A-1
EXHIBIT B -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE .............    B-1

                                 INTRODUCTION


     This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated April 18, 2006, is being furnished to shareowners of each Portfolio in connection with the solicitation by the board of trustees (the "Board" or the "Trustees") of Pioneer Variable Contracts Trust of proxies to be used at a joint special meeting of shareowners of the Portfolios (the "Meeting"). The Meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 on May 23, 2006 at 2:00 p.m., Boston time. The purpose of the Meeting is to consider a proposal to approve an Agreement and Plan of Reorganization, a form of which is attached hereto as Exhibit A, providing for the reorganization of your Portfolio into Small Cap Value Portfolio (each, a "Reorganization"). Each Portfolio and Small Cap Value Portfolio is a series of Pioneer Variable Contracts Trust, an open-end management investment company organized as a Delaware statutory trust. The Proxy Statement/Prospectus is being mailed to the shareowners of the Portfolios on or about April 18, 2006.

     The Proxy Statement/Prospectus includes information about the proposals, including a summary comparing each Portfolio to Small Cap Value Portfolio. You should read the entire Proxy Statement/Prospectus carefully, including Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary. A Statement of Additional Information, dated April 18, 2006, includes additional information regarding each Portfolio and Small Cap Value Portfolio and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information by calling 1-800-622-3265.


     The Proxy Statement/Prospectus sets forth the information about Small Cap Value Portfolio that a prospective investor ought to know before investing and should be retained for future reference. Additional information about the Portfolios and Small Cap Value Portfolio has been filed with the SEC and is available upon oral or written request and without charge. See below on "Where to Get More Information."


------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Company VCT Portfolio's Class I and Class      On file with the SEC and available at no charge by calling our
II Shares prospectuses, each dated May 1, 2005.              toll-free number: 1-800-622-3265.

Pioneer Small Cap Value II VCT Portfolio's Class I Shares    On file with the SEC and available at no charge by calling our
prospectus dated May 1, 2005.                                toll-free number: 1-800-622-3265.

Each Portfolio's combined statement of additional            On file with the SEC and available at no charge by calling our
information ("SAI") dated May 1, 2005, as supplemented.      toll-free number: 1-800-622-3265.

Each Portfolio's annual report dated December 31, 2005.      On file with the SEC and available at no charge by calling our toll-free number: 1-800-622-3265.
------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value VCT Portfolio's Class I and          On file with the SEC and available at no charge by calling our
Class II Shares prospectuses, each dated May 1, 2005.        toll-free number: 1-800-622-3265.

Pioneer Small Cap Value VCT Portfolio's SAI dated            On file with the SEC and available at no charge by calling our
May 1, 2005, as supplemented.                                toll-free number: 1-800-622-3265.

Pioneer Small Cap Value VCT Portfolio's annual report        On file with the SEC and available at no charge by calling our
dated December 31, 2005.                                     toll-free number: 1-800-622-3265.
------------------------------------------------------------------------------------------------------------------------------
The SAI for this Proxy Statement/Prospectus, dated           On file with the SEC and available at no charge by calling our
April 18, 2006. It contains additional information           toll-free number: 1-800-622-3265. This SAI is incorporated by
about each Portfolio and the Pioneer Small Cap Value         reference into this Proxy Statement/Prospectus.
VCT Portfolio.
------------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.      Call our toll-free telephone number: 1-800-622-3265.
------------------------------------------------------------------------------------------------------------------------------

        The date of this Proxy Statement/Prospectus is April 18, 2006.

How Each Reorganization will Work

     o Your Portfolio will transfer all of its assets to Small Cap Value Portfolio. Small Cap Value Portfolio will assume your Portfolio's liabilities.

     o Small Cap Value Portfolio will issue Class I and/or Class II shares to your Portfolio in amounts equal to the aggregate net asset value of your Portfolio's Class I and/or Class II shares, as applicable. Shareowners of your Portfolio will receive Class I and/or Class II shares of Small Cap Value Portfolio. These shares will be distributed to shareowners of your Portfolio in proportion to their holdings of the respective class of share holdings on the closing date of the reorganization ("Closing Date") and the shareowners will become shareowners of Small Cap Value Portfolio. On the Closing Date, shareowners will hold the shares of Small Cap Value Portfolio with the same aggregate net asset value as the shares of your Portfolio that you held immediately prior to the Reorganization.

     o Each Portfolio will be dissolved after the Closing Date.

     o The Reorganization of each Portfolio would be conditioned upon the approval of its shareowners, but either Reorganization could proceed if the other is not approved.

     o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes to Small Cap Value Portfolio, your Portfolio or the shareowners of your Portfolio.

     o There is no guarantee that your variable contract sponsor will make Small Cap Value Portfolio available to its contract holders even if the Reorganizations are approved by the shareowners of the Portfolios. If Small Cap Value Portfolio is not available as an investment option under your contract on the date of the Reorganization, you will have to allocate the money in your Portfolio to a different investment option that is available under your contract.

Why the Trustees are Recommending the Reorganizations

     The Trustees of your Portfolio believe that reorganizing your Portfolio into Small Cap Value Portfolio, a portfolio with similar investment policies, and having a combined portfolio with greater assets, offers you potential benefits. These potential benefits and considerations include:

     o The opportunity to be part of a combined portfolio with substantially greater assets that may be better positioned in the market to further increase asset size and achieve economies of scale. Economies of scale have potential benefits to the combined portfolio in two ways. First, a larger portfolio, which trades in larger blocks of stock, will be able to hold larger positions in individual securities and, consequently, have an enhanced ability to achieve better net prices on securities trades. In addition, each Portfolio incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combined portfolio resulting from each Reorganization may spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your Portfolio would achieve separately.


     o The average annual rate of the combined portfolio's advisory fee will be the same as your Portfolio's current advisory fee of 0.75%. In addition, assuming shareholders approve the reorganizations, the expense limitation with respect to the combined portfolio's total expenses will be lower than Pioneer Small Company VCT Portfolio's current contractual expense limit of 1.25% (Class I Shares) and the same as Pioneer Small Cap Value II VCT Portfolio's current contractual expense limit of 1.01% (Class I Shares).


     o Similar investment objectives and investment policies, as well as overlapping portfolio compositions.

     Therefore, the Trustees of your Portfolio recommend that you vote FOR the Reorganization of your Portfolio into Small Cap Value Portfolio. For further information, please see the individual description of the proposal affecting your Portfolio contained in the Proxy Statement/Prospectus.

Who is Eligible to Vote

     If you are the owner of a variable annuity or variable life insurance contract (a "contract owner"), the insurance company that issued your contract is the record owner of shares of your Portfolio. By completing and returning the enclosed voting instruction card, you will instruct the insurance company how to vote the shares of your Portfolio attributable to your contract.


     Shareowners of record on March 28, 2006 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. Shareowners of your Portfolio will vote together as a single class with respect to your Portfolio's Reorganization. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareowners' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization relating to your Portfolio. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                    PIONEER SMALL COMPANY VCT PORTFOLIO AND
                     PIONEER SMALL CAP VALUE VCT PORTFOLIO

                                 PROPOSAL 1(a)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.


     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Portfolio and Small Cap Value Portfolio.


     Your Portfolio and Small Cap Value Portfolio have the same investment objective and similar investment policies. Your Portfolio is managed by the same investment adviser that manages Small Cap Value Portfolio. Your Portfolio may invest a greater percentage of its assets in non-U.S. securities than Small Cap Value Portfolio.


Comparison of Pioneer Small Company VCT Portfolio to Pioneer Small Cap Value
                                 VCT Portfolio


------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Small Company VCT Portfolio               Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Business              A diversified series of Pioneer Variable Contracts Trust, an open-end management investment company organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of      $13.0 million                                       $42.3 million
December 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser    Pioneer Investment Management, Inc. ("Pioneer")
------------------------------------------------------------------------------------------------------------------------------------
Portfolio managers    Until January 2006, day-to-day management of        Day-to-day management of Small Cap Value
                      your Portfolio was the responsibility of co-        Portfolio is the responsibility of David M.
                      managers Diego Franzin and Michael Rega.            Adams, Portfolio Manager, and John
                      Mr. Franzin, Vice President and head of U.S.        McPherson, Portfolio Manager. The portfolio
                      Quantitative Research & Management and lead         managers are supported by the small cap
                      of Global Active Quantitative Equity Research,      team. Members of this team manage other
                      joined Pioneer in 1998 as an active quantitative    Pioneer funds investing primarily in small cap
                      equity research analyst. Mr. Rega, Vice             securities. The portfolio managers and the
                      President and Senior Portfolio Manager, joined      team also may draw upon the research and
                      Pioneer in 2004. Prior to joining Pioneer,          investment management expertise of the
                      Mr. Rega was a Vice President and Portfolio         global research team, which provides
                      Manager at 646 Advisors from 2000 to 2004.          fundamental research on companies and
                                                                          includes members from Pioneer's affiliate,
                      Since January 2006, the Portfolio Managers of       Pioneer Investment Management Limited.
                      Small Cap Value VCT Portfolio, as indicated         Mr. Adams is a Vice President of Pioneer. He
                      in the next column, have been managing              joined Pioneer in 1994 and has been an
                      your Portfolio.                                     investment professional since 1992.
                                                                          Mr. McPherson joined Pioneer in September
                                                                          2002 as an Assistant Portfolio Manger. Prior
                                                                          to joining Pioneer, he was employed by
                                                                          Middleton & Company as an analyst on the
                                                                          team responsible for managing the equity
                                                                          portion of high net worth client portfolios.
                                                                          From 1997 to 2001, Mr. McPherson was an
                                                                          analyst with Evergreen Investment
                                                                          Management.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Pioneer Small Company VCT Portfolio             Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                             The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of your Portfolio and Small Cap Value Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective         Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.
------------------------------------------------------------------------------------------------------------------------------------
Primary investment policy    Normally, your Portfolio invests at least 80%       Normally, Small Cap Value Portfolio invests
                             of its total assets in equity securities of small   at least 80% of its net assets (including
                             companies.                                          borrowing, if any, for investment purposes)
                                                                                 in equity securities of small companies.
                             -------------------------------------------------------------------------------------------------------
                             Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell
                             2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index.
                             Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of your Portfolio and Small Cap Value Portfolio are consistent with the inclusion of your Portfolio and Small Cap Value Portfolio in the Lipper Small-Cap category. For purposes of your Portfolio's and Small Cap Value Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

                             Each of your Portfolio and Small Cap Value Portfolio will provide written notice to its shareowners at least 60 days prior to any change to the requirement that it invest at least 80%
                             of its assets as described above.
                             -------------------------------------------------------------------------------------------------------
                             Your Portfolio and Small Cap Value Portfolio each may invest up to 25% of its total assets in REITs.
                             -------------------------------------------------------------------------------------------------------
                             Your Portfolio may invest up to 25% of its
                             total assets in equity and debt securities of
                             non-U.S. issuers, but will not invest more than
                             5% of its total assets in securities of emerging
                             market issuers.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies        Pioneer uses a value approach to select your Portfolio's and Small Cap Value Portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Pioneer Small Company VCT Portfolio             Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    Factors Pioneer looks for in selecting          Factors Pioneer looks for in selecting
(continued)              investments include:                            investments include:

                         o Favorable expected returns relative to        o Favorable expected returns relative to
                           perceived risk                                  perceived risk

                         o Management with demonstrated ability and      o Management with demonstrated ability and
                           commitment to the company                       commitment to the company

                         o Estimated private market value in excess of   o Above average potential for earnings and
                           current stock price. Private market value is    revenue growth
                           the price an independent investor would pay
                           to own the entire company                     o Low market valuations relative to earnings
                                                                           forecast, book value, cash flow and sales
                         o Turnaround potential for companies that
                           have been through difficult periods           o Turnaround potential for companies that
                                                                           have been through difficult periods
                         o Low market valuations relative to earnings
                           forecast, book value, cash flow and sales     o Low debt levels relative to equity

                                                                         o Issuer's industry has strong fundamentals,
                                                                           such as increasing or sustainable demand
                                                                           and barriers to entry
------------------------------------------------------------------------------------------------------------------------------------
Other investments        Your Portfolio and Small Cap Value Portfolio each may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally, your Portfolio and Small Cap
                         Value Portfolio each acquires debt securities that are investment grade, but each may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both
                         U.S. and non-U.S. issuers. Your Portfolio and Small Cap Value Portfolio each invests in debt securities when Pioneer believes they are consistent with your Portfolio's and Small Cap Value
                         Portfolio's respective investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity.
                         -----------------------------------------------------------------------------------------------------------
                                                                         Small Cap Value Portfolio may invest in
                                                                         securities of Canadian issuers to the same
                                                                         extent as securities of U.S. issuers. In
                                                                         addition, Small Cap Value Portfolio may invest
                                                                         up to 5% of its total assets in equity and debt
                                                                         securities of other non-U.S. issuers, including
                                                                         securities of emerging market issuers.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive      Normally, your Portfolio and Small Cap Value Portfolio each invests substantially all of its assets
strategies               to meet its respective investment objective. Your Portfolio and Small Cap Value Portfolio each may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, your Portfolio and Small Cap Value Portfolio each may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, your Portfolio and Small Cap Value Portfolio each may not be able to achieve its respective investment objective. Your Portfolio and Small Cap Value
                         Portfolio each intends to adopt a defensive strategy when Pioneer believes securities in which your Portfolio or Small Cap Value Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Small Company VCT Portfolio                 Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading           Your Portfolio and Small Cap Value Portfolio usually do not trade for short-term profits. Your
                             Portfolio and Small Cap Value Portfolio each will sell an investment, however, even if it has only been held for a short time, if it no longer meets the Portfolio's investment criteria. If either your
                             Portfolio or Small Cap Value Portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause its respective shareowners to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments       Your Portfolio and Small Cap Value Portfolio each may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.
                             Although there is no specific limitation on investing in derivatives, neither your Portfolio nor
                             Small Cap Value Portfolio use derivatives as a primary investment technique and generally limits their use to hedging. However, your Portfolio and Small Cap Value Portfolio each may use derivatives for a variety of non-principal purposes, including:

                             o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates

                             o As a substitute for purchasing or selling securities

                             o To increase return as a non-hedging strategy that may be considered speculative
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Small Company VCT Portfolio              Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Sales charges                The Class I and/or Class II shares of Small Cap Value Portfolio you receive in the Reorganization will not be subject to any sales charge.
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees    Your Portfolio and Small Cap Value Portfolio each pay a monthly management fee equal to
                             0.75% of average daily net assets. Pioneer has contractually agreed to limit ordinary operating expenses of each of your Portfolio and Small Cap Value Portfolio's expenses to 1.25% of the average daily net assets attributable to Class I shares through May 1, 2006. The portion of your
                             Portfolio's and Small Cap Value Portfolio's expenses attributable to its Class II shares are reduced only to the extent such expenses are reduced for your Portfolio's and Small Cap Value
                             Portfolio's Class I shares, respectively. Assuming shareholders approve the reorganization,
                             Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Small Cap Value Portfolio's expenses to 1.01% of the average daily net assets attributable to Class I shares. The portion of Small Cap Value Portfolio's expenses attributable to its Class II shares will be reduced only to the extent such expenses are reduced for Small Cap
                             Value Portfolio's Class I shares. This expense limitation will be in effect through May 1, 2007.
                             There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service     Class I shares of your Portfolio and Small Cap Value Portfolio are not subject to a Rule 12b-1
(12b-1) fee                  fee. Your Portfolio and Small Cap Value Portfolio each have adopted a plan of distribution for
                             Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under each plan, your Portfolio and Small Cap Value
                             Portfolio each pay to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
                   Pioneer Small Company VCT Portfolio                  Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Buying shares     Your Portfolio and Small Cap Value Portfolio each may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable contracts and to qualified plans. Shares of your Portfolio and Small Cap Value Portfolio are sold at net asset value. Investments in your Portfolio and Small Cap Value Portfolio are credited to an insurance company's separate account or qualified plan account, immediately upon acceptance of the investment by your Portfolio or Small Cap Value Portfolio, respectively.
                  The offering of shares of your Portfolio or Small Cap Value Portfolio may be suspended for a period of time, and your Portfolio and Small Cap Value Portfolio each reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of your Portfolio or
                  Small Cap Value Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares    Shares of your Portfolio and Small Cap Value Portfolio each will be sold at net asset value per share next calculated after your Portfolio and Small Cap Value Portfolio, respectively, receives the request in good order.

                  You may sell your shares by contacting the insurance company sponsoring your variable contract, as described in your variable contract's prospectus.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in your Portfolio and Small Cap Value Portfolio

     Because your Portfolio and Small Cap Value Portfolio have the same investment objective and similar primary investment policies and strategies, they are subject to similar principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:


     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)


     o Small company or value stocks fall out of favor with investors

     o The Portfolio's assets remain undervalued or do not have the potential value originally expected

     Small cap risks. Your Portfolio and Small Cap Value Portfolio also have risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o Have more limited product lines and capital resources

     o Experience sharper swings in market values

     o Be harder to sell at the times and prices Pioneer thinks appropriate

     o Offer greater potential for gain and loss


     Risks of REITs. Your Portfolio and Small Cap Value Portfolio each may invest up to 25% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, your Portfolio and Small Cap Value Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

     Market segment risks. To the extent your Portfolio or Small Cap Value Portfolio emphasizes, from time to time, investments in a market segment, it will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Non-U.S. securities risks. Your Portfolio is also subject to risks associated with investments other than U.S. equity securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger more developed non-U.S. markets. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Portfolio's investments

     o The possibility that a counterparty may not complete a currency or securities transaction

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Portfolio's return

     Investments in your Portfolio and Small Cap Value Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Comparison of Past Performance

     Set forth below is the performance information for your Portfolio and Small Cap Value Portfolio. The bar charts show the year-by-year performance of your Portfolio's and Small Cap Value Portfolio's Class I shares since inception. Class II shares will have different performance. The tables show the average annual total return of your Portfolio and Small Cap Value Portfolio over time compared with a broad-based securities market index. Your Portfolio's and Small Cap Value Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results.

              Pioneer Small Company VCT Portfolio -- Class I Shares
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT.]

'02             -16.75
'03              25.30
'04              13.37
'05               1.78


* During the period shown in the bar chart, your Portfolio's highest quarterly return was 16.71% for the quarter ended 06/30/03, and the lowest quarterly return was -19.91% for the quarter ended 09/30/02.

            Pioneer Small Cap Value VCT Portfolio -- Class I Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT.]

'02             -15.08
'03              35.43
'04              20.16
'05              11.39


* During the period shown in the bar chart, Small Cap Value VCT Portfolio's highest quarterly return was 21.45% for the quarter ended 06/30/03, and the lowest quarterly return was -21.72% for the quarter ended 09/30/02.

                         Average Annual Total Returns*
                     (for periods ended December 31, 2005)

                                                     1 Year      Since Inception     Inception Date
Pioneer Small Company VCT Portfolio
  Class I shares                                       1.78%           5.78%            1/19/01
  Class II shares                                      1.65%           5.55%            7/31/01(3)
Russell 2000 Index(1)
  (reflects no deduction for fees or expenses)         4.55%           8.10%(4)
Pioneer Small Cap Value VCT Portfolio
  Class I shares                                      11.39%          13.22%            11/8/01
  Class II shares                                     11.10%          13.01%             5/1/03(3)
Russell 2000 Value Index(2)
  (reflects no deduction for fees or expenses)         4.71%          15.87%(4)


* Assumes the reinvestment of dividends and distributions, and sale of shares at the end of the period.

(1) The Russell 2000 Index is a widely recognized measure of performance of 2,000 issuers with small to moderate market capitalizations.

(2) The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Small Cap Value Portfolio's benchmark index will change from the Russell 2000 Value Index to the Russell 2000 Index upon consummation of the closing of the Reorganization.


(3) The performance of Class II shares for the period prior to the commencement of operations of Class II shares is based on the performance of Class I shares, reduced to reflect the distribution fee of Class II shares.

(4)  Reflects the return of the index since the inception of Class I shares.

     The most recent portfolio manager's discussion of your Portfolio and Small Cap Value Portfolio is attached as Exhibit B.

Your Portfolio's and Small Cap Value Portfolio's Fees and Expenses

     Shareowners of your Portfolio and Small Cap Value Portfolio pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of your Portfolio and Small Cap Value Portfolio. The expenses in the tables appearing below are based on the expenses of your Portfolio and Small Cap Value Portfolio for the period ended December 31, 2005. Future expenses may be greater or less. Shareowners of Pioneer Small Cap Value II VCT Portfolio are also being asked to approve the Reorganization of their Portfolio into Pioneer Small Cap Value VCT Portfolio. The tables also show (1) the pro forma expenses of the combined portfolio assuming the Reorganization occurred on December 31, 2005 and (2) the pro forma expenses of the combined portfolio assuming the Reorganization of Pioneer Small Cap Value II VCT Portfolio also occurred on December 31, 2005.


     These fees and expenses do not include any fees or sales charges imposed by a variable contract for which your Portfolio or Small Cap Value Portfolio are investment options. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

                                                                                 Combined
                                                                                  Pioneer
                                                                                 Small Cap
                                             Pioneer           Pioneer             Value
                                              Small           Small Cap             VCT
                                             Company            Value            Portfolio
                                               VCT               VCT               (Pro
                                            Portfolio         Portfolio           Forma)
                                       ------------------ ----------------- ------------------
                                             Class I           Class I            Class I
                                       ------------------ ----------------- ------------------
Annual Portfolio operating expenses
 (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee                               0.75%              0.75%              0.75%
Distribution and service (12b-1) fee         None               None               None
Other expenses                               0.86%              0.40%              0.35%
Total Portfolio operating expenses           1.61%              1.15%              1.10%
----------------------------------------------------------------------------------------------
Fee Waiver and Expense Limitation           -0.36%(1)           0.00%(1)          -0.09%(2)
Net Portfolio operating expenses             1.25%(1)           1.15%(1)           1.01%(2)

                                            Combined                                                                  Combined
                                            Pioneer                                                                   Pioneer
                                           Small Cap                                                                 Small Cap
                                             Value                                                                     Value
                                              VCT                                                                       VCT
                                           Portfolio                                                                 Portfolio
                                           (Including                                              Combined          (Including
                                            Pioneer                                                 Pioneer           Pioneer
                                           Small Cap                                               Small Cap         Small Cap
                                            Value II           Pioneer           Pioneer             Value            Value II
                                              VCT               Small           Small Cap             VCT               VCT
                                           Portfolio)          Company            Value            Portfolio         Portfolio)
                                              (Pro               VCT               VCT               (Pro               (Pro
                                             Forma)           Portfolio         Portfolio           Forma)             Forma)
                                       ----------------- ------------------ ----------------- ------------------ -----------------
                                            Class I           Class II           Class II          Class II           Class II
                                       ----------------- ------------------ ----------------- ------------------ -----------------
Annual Portfolio operating expenses
 (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee                               0.75%              0.75%             0.75%              0.75%             0.75%
Distribution and service (12b-1) fee         None               0.25%             0.25%              0.25%             0.25%
Other expenses                               0.22%              0.83%             0.39%              0.35%             0.22%
Total Portfolio operating expenses           0.97%              1.83%             1.39%              1.35%             1.22%
----------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Limitation            0.00%(2)          -0.36%(3)          0.00%(3)          -0.09%(3)          0.00%(3)
Net Portfolio operating expenses             0.97%(2)           1.47%(3)          1.39%(3)           1.26%(3)          1.22%(3)


----------

(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce your Portfolio's and Small Cap Value Portfolio's Class I expenses to 1.25% of the average daily net assets attributable to your Portfolio's and Small Cap Value Portfolio's Class I shares, respectively. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006.

(2) The expenses in the table above reflect the contractual expense limitation that will be in effect from May 1, 2006 through May 1, 2007 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to further reduce Small Cap Value Portfolio's Class I shares expenses to 1.01% of the average daily net assets attributable to Small Cap Value Portfolio's Class I shares. This limitation assumes that shareholders approve the reorganization. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.


(3) The portion of your Portfolio's and Small Cap Value Portfolio's expenses attributable to its Class II shares are reduced only to the extent such expenses are reduced for your Portfolio's and Small Cap Value Portfolio's Class I shares, respectively. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a Class's net assets and expense limit, which may exceed 0.01% annually.

     The hypothetical example below helps you compare the cost of investing in your Portfolio and Small Cap Value Portfolio. It assumes that: (a) you invest $10,000 in your Portfolio and Small Cap Value Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) your Portfolio's and Small Cap Value Portfolio's gross operating expenses remain the same, and (e) the applicable expense limitations are in effect for year one. The examples are for comparison purposes only and are not a representation of either your Portfolio's or Small Cap Value Portfolio's actual expenses or returns, either past or future.





                                                                                     Combined Pioneer
                                                                                     Small Cap Value
                                                                                      VCT Portfolio
                                                               Combined Pioneer     (including Pioneer
                            Pioneer            Pioneer          Small Cap Value     Small Cap Value II
Number of Years          Small Company     Small Cap Value       VCT Portfolio        VCT Portfolio)
You Own Your Shares      VCT Portfolio      VCT Portfolio         (Pro Forma)          (Pro Forma)
-------------------     ---------------   -----------------   ------------------   -------------------
Class I Shares
 Year 1 .............        $  127             $  117              $  103                $   99
 Year 3 .............        $  473             $  365              $  341                $  309
 Year 5 .............        $  842             $  633              $  597                $  536
 Year 10 ............        $1,881             $1,398              $1,332                $1,190

Class II Shares
 Year 1 .............        $  150             $  142              $  128                $  124
 Year 3 .............        $  541             $  440              $  419                $  387
 Year 5 .............        $  957             $  761              $  731                $  670
 Year 10 ............        $2,118             $1,669              $1,616                $1,477


                                CAPITALIZATION

     The following table sets forth the capitalization of your Portfolio and Small Cap Value Portfolio as of December 31, 2005, and the pro forma combined portfolio as of December 31, 2005. The table also sets forth the pro forma capitalization of the combined portfolio as of December 31, 2005, assuming the shareowners of Pioneer Small Cap Value II VCT Portfolio approve the Reorganization of their Portfolio into Small Cap Value Portfolio.


                                                                                                         Combined Pioneer
                                                                                                         Small Cap Value
                                                                                                          VCT Portfolio
                                                                                  Combined Pioneer      (including Pioneer
                                             Pioneer             Pioneer           Small Cap Value      Small Cap Value II
                                          Small Company      Small Cap Value        VCT Portfolio         VCT Portfolio
                                          VCT Portfolio       VCT Portfolio          (Pro Forma)           (Pro Forma)
                                        December 31, 2005   December 31, 2005   December 31, 2005(1)   December 31, 2005(1)
                                       ------------------- ------------------- ---------------------- ---------------------
Total Net Assets (in millions) .......     $13,016,439         $42,254,207           $55,251,979           $99,846,271
 Class I Shares ......................     $ 3,284,702         $20,554,697           $23,832,504           $68,426,796
 Class II Shares .....................     $ 9,731,737         $21,699,510           $31,419,475           $31,419,475
Net Asset Value Per Share
 Class I Shares ......................     $     11.85         $     16.19           $     16.19           $     16.19
 Class II Shares .....................     $     11.71         $     16.07           $     16.07           $     16.07
Shares Outstanding
 Class I Shares ......................         277,175           1,269,643             1,472,528             4,227,528
 Class II Shares .....................         831,281           1,350,250             1,955,834             1,955,994

----------
(1) The pro forma data reflects adjustments to account for the costs of the reorganization borne by each Portfolio.

     It is impossible to predict how many shares of Small Cap Value Portfolio will actually be received and distributed by your Portfolio on the Closing Date of the Reorganization. The table should not be relied upon to determine the amount of Small Cap Value Portfolio's shares that will actually be received and distributed.

Reasons for the Proposed Reorganization

     The Trustees of your Portfolio believe that the proposed Reorganization will be advantageous to the shareowners of your Portfolio for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

     First, the Reorganization would eliminate confusion in the marketplace caused by having similar portfolios and enhancing the potential for the combined portfolio to achieve growth in assets. The combined portfolio may be better positioned to attract assets than your Portfolio. After the Reorganization, the combined portfolio's greater asset size may allow it, relative to your Portfolio, to (i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.


     Second, the investment performance of Small Cap Value Portfolio is better than your Portfolio's investment performance. For each calendar year since inception, Small Cap Value Portfolio's Class I shares had higher total returns than your Portfolio's Class I shares during the same periods. In addition, Small Cap Value Portfolio's Class I and Class II shares had higher average annual returns for the one-year period ended December 31, 2005 and since inception than your Portfolio's Class I and Class II shares during the same periods.

     Third, since the management fee rate and the current expense limitations are the same for both your Portfolio and Small Cap Value Portfolio, there will be no increase in management fee (as a percentage of average daily net assets) or net expenses (assuming total expenses exceed the expense limitation) as a result of the Reorganization. In addition, effective May 1, 2006, Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to further reduce Small Cap Value Portfolio's Class I shares expenses to 1.01% of the average daily net assets attributable to Small Cap Value Portfolio's Class I shares through May 1, 2007. There can be no assurance that Pioneer will extend the expense limit beyond May 1, 2007.

     Fourth, the total expenses of Small Cap Value Portfolio's Class I and Class II shares are lower than your Portfolio's Class I and Class II shares total expenses, respectively, for the most recent calendar year ended December 31, 2005. It is anticipated that the pro forma total expenses and pro forma expense ratio for both Class I and Class II shares of the combined portfolio will be lower than either of your Portfolio's or Small Cap Value Portfolio's total expenses and expense ratio as a result of the Reorganization. In addition, if the Reorganization of Pioneer Small Cap Value II VCT Portfolio into Small Cap Value Portfolio is approved by the shareowners of Pioneer Small Cap Value II VCT Portfolio, the estimated pro forma total expenses and pro forma expense ratio will be decreased even further.

     The Trustees of your Portfolio and Small Cap Value Portfolio considered that your Portfolio, Small Cap Value II Portfolio and Small Cap Value Portfolio would each bear equally half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this combined Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganizations. Pioneer will bear the balance of these expenses. The Trustees estimate that these expenses in the aggregate will be approximately $56,000.

     The Trustees of your Portfolio and Small Cap Value Portfolio considered that the investment adviser and principal distributor of your Portfolio and Small Cap Value Portfolio would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger combined portfolio, which would result in a decrease in the combined portfolio's gross expenses and a corresponding decrease in fees waived under the current expense limit agreement. The Trustees believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor. In addition, Pioneer has agreed to further reduce its fees pursuant to a new lower contractual expense limit agreement.


     The Trustees of both your Portfolio and Small Cap Value Portfolio also considered that the Reorganization presents an excellent opportunity for the shareowners of your Portfolio and Small Cap Value Portfolio to become investors in a combined portfolio that has a larger asset size than either your Portfolio or Small Cap Value Portfolio alone without the obligation to pay commissions or other transaction costs that a portfolio normally incurs when purchasing securities. This opportunity provides an economic benefit to shareowners of both your Portfolio and Small Cap Value Portfolio.

Board's Evaluation and Recommendation

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Portfolio and Small Cap Value Portfolio. The Trustees, including the Independent Trustees, also determined that the interests of your Portfolio and Small Cap Value Portfolio's shareowners would not be diluted as a result of the Reorganization.

     The Trustees recommend that the shareowners of your Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                 PIONEER SMALL CAP VALUE II VCT PORTFOLIO AND
                     PIONEER SMALL CAP VALUE VCT PORTFOLIO

                                 PROPOSAL 1(b)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.


     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Portfolio and Small Cap Value Portfolio.

     Your Portfolio and Small Cap Value Portfolio have substantially similar investment objectives and the same investment policies. Your Portfolio is managed by the same investment adviser and portfolio management team that manages Small Cap Value Portfolio.

Comparison of Pioneer Small Cap Value II VCT Portfolio to Pioneer Small Cap
                              Value VCT Portfolio


------------------------------------------------------------------------------------------------------------------------------------
                           Pioneer Small Cap Value II VCT Portfolio             Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Business                A diversified series of Pioneer Variable Contracts Trust, an open-end management investment company organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of        $44.6 million                                    $42.3 million
December 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser      Pioneer Investment Management, Inc. ("Pioneer")
------------------------------------------------------------------------------------------------------------------------------------
Portfolio managers      Day-to-day management of your Portfolio and Small Cap Value Portfolio is the responsibility of David M. Adams, Portfolio Manager, and John McPherson, Portfolio Manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a Vice President of Pioneer.
                        He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an Assistant Portfolio Manger. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios. From 1997 to 2001, Mr. McPherson was an analyst with Evergreen Investment Management.

                        The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of your Portfolio and Small Cap Value Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective    Capital growth.                                  Capital growth by investing in a diversified
                                                                         portfolio of securities consisting primarily of
                                                                         common stocks.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Small Cap Value II VCT Portfolio          Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Primary investment policy    Normally, your Portfolio and Small Cap Value Portfolio each invests at least 80% of its net assets
                             (including borrowing, if any, for investment purposes) in equity securities of small companies.

                             Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the
                             3-year rolling average of the market capitalization of the largest company within the Russell 2000
                             Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of your
                             Portfolio and Small Cap Value Portfolio is consistent with the inclusion of your Portfolio and Small
                             Cap Value Portfolio in the Lipper Small-Cap category. For purposes of your Portfolio's and Small
                             Cap Value Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

                             Each of your Portfolio and Small Cap Value Portfolio will provide written notice to its shareowners at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.
                             -------------------------------------------------------------------------------------------------------
                             Your Portfolio and Small Cap Value Portfolio each may invest up to 25% of its total assets in REITs.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies        Pioneer uses a value approach to select your Portfolio's and Small Cap Value Portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.

                             Factors Pioneer looks for in selecting investments include:

                             o Favorable expected returns relative to perceived risk

                             o Management with demonstrated ability and commitment to the company

                             o Above average potential for earnings and revenue growth

                             o Low market valuations relative to earnings forecast, book value, cash flow and sales

                             o Turnaround potential for companies that have been through difficult periods

                             o Low debt levels relative to equity

                             o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Pioneer Small Cap Value II VCT Portfolio             Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Other investments         Your Portfolio and Small Cap Value Portfolio each may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally, your Portfolio and Small Cap
                          Value Portfolio each acquires debt securities that are investment grade, but may invest up to 5%
                          of its net assets in below investment grade convertible debt securities issued by both U.S. and
                          non-U.S. issuers. Your Portfolio and Small Cap Value Portfolio each invests in debt securities when Pioneer believes they are consistent with your Portfolio's and Small Cap Value Portfolio's respective investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity. Your Portfolio and Small Cap Value Portfolio each may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, your
                          Portfolio and Small Cap Value Portfolio each may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       Normally, your Portfolio and Small Cap Value Portfolio each invests substantially all of its assets
 strategies               to meet its respective investment objective. Your Portfolio and Small Cap Value Portfolio each may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, your Portfolio and Small Cap Value Portfolio each may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, your Portfolio and Small Cap Value Portfolio may not be able to achieve its respective investment objective. Your Portfolio and Small Cap Value Portfolio each intends to adopt a defensive strategy when Pioneer believes securities in which your
                          Portfolio and Small Cap Value Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading        Your Portfolio and Small Cap Value Portfolio usually do not trade for short-term profits. Your
                          Portfolio and Small Cap Value Portfolio each will sell an investment, however, even if it has only been held for a short time, if it no longer meets the Portfolio's investment criteria. If either your
                          Portfolio or Small Cap Value Portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause its respective shareowners to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments    Your Portfolio and Small Cap Value Portfolio each may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.
                          Although there is no specific limitation on investing in derivatives, your Portfolio and Small Cap
                          Value Portfolio each do not use derivatives as a primary investment technique and generally limits their use to hedging. However, your Portfolio and Small Cap Value Portfolio each may use derivatives for a variety of non-principal purposes, including:

                          o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates

                          o As a substitute for purchasing or selling securities

                          o To increase the Portfolio's return as a non-hedging strategy that may be considered speculative
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
                                Pioneer Small Cap Value II VCT Portfolio         Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Sales charges                The Class I shares of Small Cap Value Portfolio you receive in the Reorganization will not be subject to any sales charge.
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees    Your Portfolio and Small Cap Value Portfolio each pay a monthly management fee equal to
                             0.75% of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
                             Pioneer has contractually agreed to limit      Pioneer has contractually agreed to limit
                             ordinary operating expenses to the extent      ordinary operating expenses to the extent
                             required to reduce your Portfolio's expenses   required to reduce Small Cap Value Portfolio's
                             to 1.01% of the average daily net assets       expenses to 1.25% of the average daily net
                             attributable to Class I shares through         assets attributable to Class I shares through
                             December 10, 2006.                             May 1, 2006.
------------------------------------------------------------------------------------------------------------------------------------
                             Assuming shareholders approve the reorganization, Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Small Cap Value Portfolio's expenses to 1.01% of the average daily net assets attributable to Class I shares through May 1,
                             2007. There can be no assurance that Pioneer will extend the expense limitation beyond
                             May 1, 2007.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Class I shares of your Portfolio and Small Cap Value Portfolio are not subject to a Rule 12b-1 fee.
 (12b-1) fee
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               Your Portfolio and Small Cap Value Portfolio each may sell its shares directly to separate accounts
                             established and maintained by insurance companies for the purpose of funding variable contracts and to qualified plans. Shares of your Portfolio and Small Cap Value Portfolio are sold at net asset
                             value. Investments in your Portfolio and Small Cap Value Portfolio are credited to an insurance company's separate account or qualified plan account, immediately upon acceptance of the investment by your Portfolio or Small Cap Value Portfolio, respectively. The offering of shares of your Portfolio or Small Cap Value Portfolio may be suspended for a period of time, and your
                             Portfolio and Small Cap Value Portfolio each reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of your Portfolio or Small Cap Value Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares              Shares of your Portfolio and Small Cap Value Portfolio each will be sold at net asset value per share next calculated after your Portfolio and Small Cap Value Portfolio, respectively, receives the request in good order.

                             You may sell your shares by contacting the insurance company sponsoring your variable contract, as described in your variable contract's prospectus.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in your Portfolio and Small Cap Value Portfolio

     Because your Portfolio and Small Cap Value Portfolio have a substantially similar investment objective and the same primary investment policies and strategies, they are subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:


     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)


     o Small company or value stocks fall out of favor with investors

     o The Portfolio's assets remain undervalued or do not have the potential value originally expected

     Small cap risks. Your Portfolio and Small Cap Value Portfolio also have risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o Have more limited product lines and capital resources

     o Experience sharper swings in market values

     o Be harder to sell at the times and prices Pioneer thinks appropriate


     o Offer greater potential for gain and loss

     Risks of REITs. Your Portfolio and Small Cap Value Portfolio each may invest up to 25% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, your Portfolio and Small Cap Value Portfolio each will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

     Market segment risks. To the extent either your Portfolio or Small Cap Value Portfolio emphasizes, from time to time, investments in a market segment, it will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


     Investments in your Portfolio and Small Cap Value Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Comparison of Past Performance

     Set forth below is the performance information for your Portfolio and Small Cap Value Portfolio. The bar charts show the year-by-year performance of your Portfolio's and Small Cap Value Portfolio's Class I shares since inception. Small Cap Value Portfolio's Class II shares will have different returns. Your Portfolio does not offer Class II shares. The tables show the average annual total return of your Portfolio and Small Cap Value Portfolio over time compared with a broad-based securities market index. Your Portfolio's and Small Cap Value Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results.

         Pioneer Small Cap Value II VCT Portfolio -- Class I Shares *
                         Calendar Year Total Returns**

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT.]

'98              -19.95
'99               15.4
'00               -6.02
'01               21.15
'02               -4.56
'03               42.78
'04               22.31
'05               14.94

* Pursuant to an agreement and plan of reorganization, your Portfolio acquired all of the assets and those liabilities reflected in the net asset value of Safeco Small-Cap Value Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, your Portfolio is the accounting successor of the predecessor portfolio, which commenced operations on April 30, 1997. The performance of Class I shares of your Portfolio prior to the reorganization includes the performance of the predecessor portfolio.


** During the period shown in the bar chart, your Portfolio's highest quarterly return was 20.64% for the quarter ended 06/30/03, and the lowest quarterly return was -16.27% for the quarter ended 09/30/02.

            Pioneer Small Cap Value VCT Portfolio -- Class I Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT.]

'02              -15.08
'03               35.43
'04               20.16
'05               11.39


* During the period shown in the bar chart, Small Cap Value VCT Portfolio's highest quarterly return was 21.45% for the quarter ended 06/30/03, and the lowest quarterly return was -21.72% for the quarter ended 09/30/02.


                         Average Annual Total Returns*
                     (for periods ended December 31, 2005)


                                                     1 Year       5 Years      Since Inception     Inception Date
Pioneer Small Cap Value II VCT Portfolio
  Class I shares                                      14.94%        18.34%          11.59%            4/30/97(1)
Pioneer Small Cap Value VCT Portfolio
  Class I shares                                      11.39%          N/A           13.22%            11/8/01
Russell 2000 Value Index(2)
  (reflects no deduction for fees or expenses)         4.71%        13.55%          12.53%(3)


* Assumes the reinvestment of dividends and distributions, and sale of shares at the end of the period.

(1) The inception date of the Portfolio is December 10, 2004. Pursuant to an agreement and plan of reorganization, your Portfolio acquired all of the assets and those liabilities reflected in the net asset value of Safeco Small-Cap Value Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, your Portfolio is the accounting successor of the predecessor portfolio, which commenced operations on April 30, 1997. The performance of Class I shares of your Portfolio prior to the reorganization includes the performance of the predecessor portfolio.

(2) The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Small Cap Value Portfolio's benchmark index will change from the Russell 2000 Value Index to the Russell 2000 Index upon consummation of the closing of the Reorganization. The Russell 2000 Index is a widely recognized measure of performance of 2,000 issuers with small to moderate market capitalizations.


(3) Reflects the return of the index since the inception of your Portfolio's Class I shares. The return of the index since the inception of Small Cap Value Portfolio's Class I shares is 15.87%.

     The most recent portfolio manager's discussion of your Portfolio and Small Cap Value Portfolio is attached as Exhibit B.

Your Portfolio's and Small Cap Value Portfolio's Fees and Expenses

     Shareowners of both your Portfolio and Small Cap Value Portfolio pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of your Portfolio and Small Cap Value Portfolio. The expenses in the tables appearing below are based on the expenses of your Portfolio and Small Cap Value Portfolio for the period ended December 31, 2005. Future expenses may be greater or less. Shareowners of Pioneer Small Company VCT Portfolio are also being asked to approve the Reorganization of their Portfolio into Small Cap Value Portfolio. The tables also show (1) the pro forma expenses of the combined Portfolio assuming the Reorganization occurred on December 31, 2005 and (2) the pro forma expenses of the combined Portfolio assuming the Reorganization of Pioneer Small Company VCT Portfolio also occurred on December 31, 2005.


     These fees and expenses do not include any fees or sales charges imposed by a variable contract for which your Portfolio or Small Cap Value Portfolio are investment options. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

                                                                                                   Combined
                                                                                                   Pioneer
                                                                                               Small Cap Value
                                                                                Combined        VCT Portfolio
                                                                                Pioneer       (Including Pioneer
                                         Pioneer Small     Pioneer Small    Small Cap Value     Small Company
                                          Cap Value II       Cap Value       VCT Portfolio      VCT Portfolio)
                                         VCT Portfolio     VCT Portfolio      (Pro Forma)        (Pro Forma)
                                       ----------------- ----------------- ----------------- -------------------
                                            Class I           Class I           Class I            Class I
                                             Shares            Shares            Shares             Shares
                                       ----------------- ----------------- ----------------- -------------------
Annual Portfolio operating expenses
 (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee                                0.75%            0.75%             0.75%              0.75%
Distribution and service (12b-1) fee          None             None              None               None
Other expenses                                0.22%            0.40%             0.26%              0.22%
Total Portfolio operating expenses            0.97%            1.15%             1.01%              0.97%
----------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Limitation             0.00%(1)         0.00%(2)          0.00%(3)           0.00%(3)
Net Portfolio operating expenses              0.97%(1)         1.15%(2)          1.01%(3)           0.97%(3)


----------
(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce your Portfolio's Class I expenses to 1.01% of the average daily net assets attributable to your Portfolio's Class I shares. There can be no assurance that Pioneer will extend the expense limitation beyond December 10, 2006.

(2) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Small Cap Value Portfolio's Class I expenses to 1.25% of the average daily net assets attributable to Small Cap Value Portfolio's Class I shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.


(3) The expenses in the table above reflect the contractual expense limitation that will be in effect from May 1, 2006 through May 1, 2007 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to further reduce Small Cap Value Portfolio's Class I shares expenses to 1.01% of the average daily net assets attributable to Small Cap Value Portfolio's Class I shares. This limitation assumes that shareholders approve the reorganization. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.

     The hypothetical example below helps you compare the cost of investing in your Portfolio and Small Cap Value Portfolio. It assumes that: (a) you invest $10,000 in each of your Portfolio and Small Cap Value Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each of your Portfolio's and Small Cap Value Portfolio's gross operating expenses remain the same, and (e) the applicable expense limitations are in effect for year one. The examples are for comparison purposes only and are not a representation of either your Portfolio's or Small Cap Value Portfolio's actual expenses or returns, either past or future.

                                                                                          Combined Pioneer
                                                                                          Small Cap Value
                                                                                           VCT Portfolio
                                                                    Combined Pioneer     (including Pioneer
                               Pioneer              Pioneer          Small Cap Value       Small Company
Number of Years          Small Cap Value II     Small Cap Value       VCT Portfolio        VCT Portfolio)
You Own Your Shares         VCT Portfolio        VCT Portfolio         (Pro Forma)          (Pro Forma)
-------------------     --------------------   -----------------   ------------------   -------------------
Class I Shares
 Year 1 .............          $   99                $  117              $  103                $   99
 Year 3 .............          $  309                $  365              $  322                $  309
 Year 5 .............          $  536                $  633              $  558                $  536
 Year 10 ............          $1,190                $1,398              $1,236                $1,190


                                CAPITALIZATION

     The following table sets forth the capitalization of your Portfolio and Small Cap Value Portfolio as of December 31, 2005, and the pro forma combined portfolio as of December 31, 2005. The table also sets forth the pro forma capitalization of the combined portfolio as of December 31, 2005, assuming the shareowners of Pioneer Small Company VCT Portfolio approve the Reorganization of their Portfolio into Small Cap Value Portfolio.


                                                                                                          Combined Pioneer
                                                                                                          Small Cap Value
                                                                                                           VCT Portfolio
                                                                                   Combined Pioneer      (including Pioneer
                                              Pioneer             Pioneer           Small Cap Value        Small Company
                                        Small Cap Value II    Small Cap Value        VCT Portfolio         VCT Portfolio)
                                           VCT Portfolio       VCT Portfolio          (Pro Forma)           (Pro Forma)
                                         December 31, 2005   December 31, 2005   December 31, 2005(1)   December 31, 2005(1)
                                       -------------------- ------------------- ---------------------- ---------------------
Total Net Assets (in millions) .......      $44,603,625         $42,254,207           $86,839,165           $99,846,271
 Class I Shares ......................      $44,603,625         $20,554,697           $65,144,449           $68,426,796
 Class II Shares .....................              N/A         $21,699,510           $21,694,716           $31,419,475
Net Asset Value Per Share
 Class I Shares ......................      $     23.33         $     16.19           $     16.19           $     16.19
 Class II Shares .....................              N/A         $     16.07           $     16.07           $     16.07
Shares Outstanding
 Class I Shares ......................        1,911,974           1,269,643             4,024,654             4,227,528
 Class II Shares .....................         N/A                1,350,250             1,350,250             1,955,994



----------
(1) The pro forma data reflects adjustments to account for the costs of the reorganization borne by each Portfolio.

It is impossible to predict how many shares of Small Cap Value Portfolio will actually be received and distributed by your Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Small Cap Value Portfolio's shares that will actually be received and distributed.


Reasons for the Proposed Reorganization

     The Trustees of your Portfolio believe that the proposed Reorganization will be advantageous to the shareowners of your Portfolio for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

     First, the Reorganization would eliminate confusion in the marketplace caused by having substantially similar portfolios and enhancing the potential for the combined portfolio to achieve growth in assets. The combined portfolio may be better positioned to attract assets than your Portfolio. After the Reorganization, the combined portfolio's greater asset size may allow it, relative to your Portfolio, to (i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.

     Second, Small Cap Value Portfolio offers Class II shares which are not currently offered by your Portfolio.

     Third, since the management fee rate is the same for both your Portfolio and Small Cap Value Portfolio, there will be no increase in management fee (as a percentage of average daily net assets) as a result of the Reorganization.


     Fourth, although the total and net expenses of your Portfolio's Class I shares are lower than Pioneer Small Cap Value VCT Portfolio's Class I shares total and net expenses for the most recent calendar year ended December 31, 2005, Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to limit Small Cap Value Portfolio's Class I shares expenses to 1.01% of the average daily net assets attributable to Small Cap Value Portfolio's Class I shares through May 1, 2007. This expense limit is the same as your Portfolio's current Class I shares expense limit. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.

     Fifth, although the historical investment performance of your Portfolio is better than Small Cap Value Portfolio's investment performance, Safeco Asset Management managed your Portfolio for the period prior to December 10, 2004 and over time, your Portfolio will more closely resemble that of Small Cap Value Portfolio. The Trustees considered that the positive factors associated with the Reorganization, such as greater portfolio assets, potential for growth and potential economies of scale, outweighed this factor.

     The Trustees of your Portfolio and Small Cap Value Portfolio considered that your Portfolio, Small Company Portfolio and Small Cap Value Portfolio would each bear equally half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this combined Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganizations. Pioneer will bear the balance of these expenses. The Trustees estimate that these expenses in the aggregate will be approximately $56,000.


     The Trustees of your Portfolio and Small Cap Value Portfolio considered that the investment adviser and principal distributor of your Portfolio and Small Cap Value Portfolio would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger combined portfolio, which would result in a decrease in the combined portfolio's gross expenses and a corresponding decrease in fees waived under the current expense limit agreement. The Trustees believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

     The Trustees of both your Portfolio and Small Cap Value Portfolio also considered that the Reorganization presents an excellent opportunity for the shareowners of your Portfolio and Small Cap Value Portfolio to become investors in a combined portfolio that has a larger asset size than either your Portfolio or Small Cap Value Portfolio alone without the obligation to pay commissions or other transaction costs that a portfolio normally incurs when purchasing securities. This opportunity provides an economic benefit to shareowners of both your Portfolio and Small Cap Value Portfolio.

Board's Evaluation and Recommendation

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Portfolio and Small Cap Value Portfolio. The Trustees, including the Independent Trustees, also determined that the interests of your Portfolio and Small Cap Value Portfolio's shareowners would not be diluted as a result of the Reorganization.

     The Trustees recommend that the shareowners of your Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

              TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations


     o Each Reorganization is scheduled to occur as of the close of business on May 24, 2006, but may occur on such later date as the parties may agree in writing. Your Portfolio will transfer all of its assets to Small Cap Value Portfolio, and Small Cap Value Portfolio will assume all of your Portfolio's liabilities. This will result in the addition of your Portfolio's assets to Small Cap Value Portfolio's portfolio. The net asset value of your Portfolio and Small Cap Value Portfolio will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date of the Reorganization.

     o Pioneer Small Company VCT Portfolio. Small Cap Value Portfolio will issue to your Portfolio Class I and Class II shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's Class I and Class II shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to Class I and Class II shareowners of your Portfolio in proportion to their holdings on the closing date of the Reorganization. As a result, Class I and Class II shareowners of your Portfolio will become Class I and Class II shareowners of Small Cap Value Portfolio.

     o Pioneer Small Cap Value II VCT Portfolio. Small Cap Value Portfolio will issue to your Portfolio Class I shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's Class I shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to Class I shareowners of your Portfolio in proportion to their holdings on the closing date of the Reorganization. As a result, Class I shareowners of your Portfolio will become Class I shareowners of Small Cap Value Portfolio. Your Portfolio does not offer Class II shares and therefore, Class II shares of Small Cap Value Portfolio will not be distributed to your Portfolio's shareowners.


     o After the shares are issued, each Portfolio will be dissolved.


     o Each Reorganization will not result in any income, gain or loss being recognized for federal income tax purposes and will not take place unless Pioneer Variable Contracts Trust, on behalf of each Portfolio and Small Cap Value Portfolio, receives a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to each Portfolio and Small Cap Value Portfolio.


Agreement and Plan of Reorganization

     The shareowners of your Portfolio are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached to this combined proxy statement/prospectus as Exhibit A and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which include all the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

     Conditions to Closing each Reorganization. The obligation of each Portfolio to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Portfolio's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Agreement and Plan of Reorganization). The consummation of each Reorganization is not contingent on the consummation of the other Reorganization.

     The obligations of both Portfolios are subject to the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your Portfolio, in accordance with the provisions of your Portfolio's Agreement and Declaration of Trust and By-Laws. Each Portfolio's obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the United States federal income tax consequences of each Reorganization (see Section 7 of the Agreement and Plan of Reorganization).

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date of the Reorganization, all certificates will be canceled on the Closing Date of the Reorganization, will no longer evidence ownership of your Portfolio's shares and will evidence ownership of Small Cap Value Portfolio shares. Small Cap Value Portfolio will not issue share certificates in the Reorganization.

     Termination of each Agreement and Plan of Reorganization. The Trustees of each Portfolio and Small Cap Value Portfolio may terminate the Agreement and Plan of Reorganization (even if the shareowners of your Portfolio have already approved it) at any time before the Closing Date, if that Board believes in good faith that proceeding with the Reorganization would not longer be in the best interests of shareowners.

     Expenses of the Reorganization. The Portfolios and Small Cap Value Portfolio will bear equally half of all the expenses incurred in connection with the Reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses. Pioneer will bear the balance of these expenses.

                       TAX STATUS OF EACH REORGANIZATION


     Each Reorganization will not result in any income, gain or loss being recognized for United States federal income tax purposes and will not take place unless Pioneer Variable Contracts Trust, on behalf of each Portfolio and Small Cap Value Portfolio, receives a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to each Portfolio and Small Cap Value Portfolio, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").


     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your Portfolio upon (1) the transfer of all of its assets to Small Cap Value Portfolio as described in this Proxy Statement/Prospectus or (2) the distribution by your Portfolio of Small Cap Value Portfolio's shares to your Portfolio's shareowners.

     o No gain or loss will be recognized by Small Cap Value Portfolio upon the receipt of your Portfolio's assets solely in exchange for the issuance of Small Cap Value Portfolio shares to your Portfolio and the assumption of your Portfolio's liabilities by Small Cap Value Portfolio.

     o The basis of the assets of your Portfolio acquired by Small Cap Value Portfolio will be the same as the basis of those assets in the hands of your Portfolio immediately before the transfer;


     o The tax holding period of the assets of your Portfolio in the hands of Small Cap Value Portfolio will include your Portfolio's tax holding period for those assets;

     o Shareowners will not recognize gain or loss upon the exchange of shares of their Portfolio solely for the shares of Small Cap Value Portfolio as a part of the Reorganization;

     o The basis of Small Cap Value Portfolio's shares received by shareowners in the Reorganization will be the same as the basis of their shares of the Portfolio surrendered in the exchange; and

     o The tax holding period of Small Cap Value Portfolio shares that shareowners receive will include the tax holding period of their shares of the Portfolio surrendered in the exchange, provided that shareowners held their shares of the Portfolio as capital assets on the date of the exchange.


     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of Pioneer Variable Contracts Trust, on behalf of each Portfolio and Small Cap Value Portfolio.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing consequences may not apply to certain classes of taxpayers who are subject to special tax circumstances. You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

                        VOTING RIGHTS AND REQUIRED VOTE


     Each share of your Portfolio is entitled to one vote, and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each Portfolio, the presence in person or by proxy of one-third of the outstanding shares of your Portfolio entitled to cast votes at the Meeting will constitute a quorum with respect to that Portfolio; however, since the proposal must be approved "by a majority of the outstanding voting securities," as defined in the Investment Company Act, at least 50% of the outstanding shares must be present in person or by proxy at the Meeting to approve the proposal. A "majority of the outstanding voting securities" of your Portfolio means the lesser of:


     (i) 67% of the shares of the applicable Portfolio represented at the meeting, if at least 50% of all outstanding shares of the Portfolio are represented at the meeting, or

     (ii) 50% or more of the outstanding shares of the Portfolio entitled to vote at the meeting.

------------------------------------------------------------------------------------------------------------------------------------
              Shares                                   Quorum                                           Voting
------------------------------------------------------------------------------------------------------------------------------------
In General                        All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                  counted towards a quorum.                        person at the Meeting. Shares present by
                                                                                   proxy will be voted in accordance with
                                                                                   instructions.
------------------------------------------------------------------------------------------------------------------------------------
Signed Proxy with no Voting       Considered "present" at                          Voted "for" the proposal.
Instruction                       meeting for purposes of quorum.
(other than
Broker Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the        Considered "present" at                          Broker non-votes do not count as a vote "for"
underlying holder had not         meeting for purposes of quorum.                  the proposal and effectively result in a vote
voted and the broker does not                                                      "against" the proposal.
have discretionary authority to
vote the shares)
------------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                   Considered "present" at                          Abstentions do not constitute a vote "for" the
                                  meeting for purposes of quorum.                  proposal and effectively result in a vote
                                                                                   "against" the proposal.
------------------------------------------------------------------------------------------------------------------------------------

     If the required approval of shareowners is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/
Prospectus, and your Portfolio will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate.

              ADDITIONAL INFORMATION ABOUT THE PIONEER PORTFOLIOS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board is responsible for overseeing the performance of each of your Portfolio's and Small Cap Value Portfolio's investment adviser and determining whether to approve and renew the investment advisory agreement.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Portfolios' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareowner approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Portfolios' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareowner approval.

     A discussion regarding the factors considered by the Trustees in approving each Portfolio's and Small Cap Value Portfolio's investment advisory agreement is available in the annual report to shareowners dated December 31, 2005.

Disclosure of Portfolio Holdings

     The Pioneer Portfolios' policies and procedures with respect to the disclosure of each Portfolio's and Small Cap Value Portfolio's portfolio holdings are describe in the Statement of Additional Information and on Pioneer's website at www.pioneerfunds.com.

Buying, Exchanging and Selling Shares of the Pioneer Portfolios

Net Asset Values

     Each Pioneer Portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each Pioneer Portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the Portfolio uses a security's fair value. All methods of determining the value of a security used by the Portfolio, including those discussed below, on the basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the Portfolio may cause the net asset value of its hares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the Portfolio relies upon securities prices provided by pricing services.

     The Portfolio uses a fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Portfolio determines its net asset value. In those circumstances when the Portfolio believes the price of the security may be affected, the Portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the Portfolio.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The Portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the Portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in Shares of the Portfolios

     Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purposes of funding variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Shares of the Portfolios are sold at net asset value. Investments in each Portfolio are expressed in terms of the full and fractional shares of the Portfolio purchased. Investments in a Portfolio are credited to an insurance company's separate account or qualified pension and retirement plan account immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a Portfolio. The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a Portfolio.

     Since you may not directly purchase shares of the Portfolios, you should read the prospectus for your insurance company's variable annuity and variable life insurance contract to learn how to purchase a variable annuity or variable life insurance contract based on the Portfolios.

     The interests of variable annuity and variable life insurance contracts and qualified pension and retirement plans investing in the Portfolios could conflict due to differences of tax treatment and other considerations. The Portfolios currently do not foresee any disadvantages to investors arising out of the fact that each Portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their variable annuity and variable life insurance contracts or that each Portfolio may offer its shares to qualified pension and retirement plans. Nevertheless, the Portfolios' Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or qualified pension or retirement plans might be required to withdraw their investments in one or more Portfolios and shares of another portfolio may be substituted. This might force a Portfolio to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Portfolio to any separate account or qualified pension or retirement plan or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareowners of the Portfolio.

     Insurance companies and plan fiduciaries are required to notify a Portfolio if the tax status of their separate account or qualified pension or retirement plan is revoked or challenged by the IRS. The Portfolio may redeem any account of any shareowner whose qualification as a diversified segregated asset account or a qualified pension or retirement plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The Portfolio will not treat an investor as a qualified plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or qualified pension or retirement plan whose tax status is revoked or challenged by the IRS may be liable to the Portfolios or Pioneer for losses incurred by the Portfolios or Pioneer as a result of such action.

Selling

     Shares of a Portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's variable annuity or variable insurance contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Portfolio but in no event later than 7 days following receipt of instructions. Each Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the Portfolio to sell or value its investments.


     You can obtain more free information about the Pioneer Portfolios by writing to Pioneer Investment Management Shareowner Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-622-3265.


Excessive Trading

     Frequent trading into and out of the Portfolios can disrupt portfolio management strategies, harm Portfolio performance by forcing the Portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expense for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Portfolio's shares to be excessive for a variety of reasons, such as if a variable annuity or variable life insurance contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a Portfolio within a short period of time after the shares were purchased;

     o Two or more purchases and redemptions within a short period of time; or

     o A series of transactions that is indicative of a timing pattern or strategy.

     The Portfolios' Board has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by investors. Because the insurance company aggregates the trading by variable annuity and variable life insurance contract owners, we are not able to monitor trading at the variable annuity and variable life insurance contract owner level. If we are advised by an insurance company that a variable annuity or variable life insurance contract owner, initiating transactions in the Portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the Portfolio, we will ask the insurance company to restrict the variable annuity or variable life insurance contract owners from placing further purchase orders in the Portfolio. We make seek limitations on trading activity by qualified plans investing in a Portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the Portfolio's shareowners. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing services, as discussed under "Net Asset Value."

     While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics described to evade detection. If we are not successful, the return of an investor in a Portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer variable annuity and variable life insurance contracts and the administrators of the qualified plans that invest in the Portfolios to monitor and restrict such activities. Consequently, an investment in Portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

     The Portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that an insurance company or plan administrator restrict transactions activity by a variable annuity or variable life insurance contract owners, for any reasons, without prior notice, including transactions that the Portfolios believes are requested on behalf of market timers. The Portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the Portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the Portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Portfolio. The Portfolios and their shareowners do not incur any gain or loss as a result of a rejected order. The Portfolios may impose further restrictions on trading activities by market timers in the future. Each Portfolio's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Distribution Plan

     The Portfolios and Pioneer Small Cap Value Portfolio have each adopted a plan of distribution for its Class II shares in accordance with Rule 12b-1 under the Investment Company Act. Under each plan, each Portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to its Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges. Pioneer Small Cap Value II VCT Portfolio does not presently offer its Class II shares.

Additional Dealer Compensation

     The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by PFD. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Portfolios or cooperate with the distributor's promotional efforts.

Distributions and Taxes

     Each Portfolio generally pays any distributions of net short- and long-term capital gains in June. Each Portfolio generally pays dividends from any net investment income in December. Each Portfolio may also pay dividends and capital gain distributions at other times if necessary for the Portfolio to avoid federal income or excise tax.

     Shares of each Portfolio are held by life insurance company separate accounts that fund variable annuity or life insurance contracts or by certain qualified plans. Owners of variable annuity and variable life insurance contracts should read the prospectus for their insurance company's variable contract for a discussion of the tax status of a variable contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the Pioneer Portfolios to assist in personal recordkeeping. Participants in a qualified plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


     Under the Code, a Portfolio's dividends and distributions of net short-term capital gain in excess of net long-term capital loss to insurance company separate accounts or qualified plans are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or the qualified plan rather than by the owner of the variable contract or the plan participant. Insurance companies and qualified plans should consult their own tax advisers regarding the tax treatment of dividend and capital gain distributions they receive from any Portfolio.


     Each Portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareowners to qualify as a regulated investment company. As a regulated investment company, each Portfolio generally will not be subject to U.S. federal income tax on any net investment income and net realized capital gains that are distributed to its shareowners as required under the Code.

     In addition to the above, each Portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. The failure of a qualified plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and the Statement of Additional Information for the Portfolio.

                             FINANCIAL HIGHLIGHTS


     The following tables show the financial performance of Pioneer Small Cap Value VCT Portfolio's investment operations since its inception. Certain information reflects financial results for a single Pioneer Portfolio share. "Total return" shows how much an investment in Pioneer Small Cap Value VCT Portfolio would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions.

     The financial highlights for each fiscal year ended on or after December 31, 2002 have been audited by Ernst & Young LLP, Pioneer Small Cap Value VCT Portfolio's independent registered public accounting firm, whose report is included in Pioneer Small Cap Value VCT Portfolio's annual report along with the financial statements. For the fiscal period ended December 31, 2001, the financial highlights of Pioneer Small Cap Value VCT Portfolio were audited by Arthur Anderson LLP. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

                     PIONEER SMALL CAP VALUE VCT PORTFOLIO

                             FINANCIAL HIGHLIGHTS

                                                                                                                        11/8/01 (a)
                                                                Year Ended   Year Ended   Year Ended     Year Ended         to
Class I                                                          12/31/05     12/31/04     12/31/03       12/31/02       12/31/01
Net asset value, beginning of period                             $ 15.02      $ 12.50      $  9.23        $ 10.87         $10.00
                                                                 -------      -------      -------        -------         ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.05      $ (0.03)     $    --        $ (0.01)        $ 0.01
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     1.61         2.55         3.27          (1.63)          0.86
                                                                 -------      -------      -------        -------         ------
  Net increase (decrease) from investment operations             $  1.66      $  2.52      $  3.27        $ (1.64)        $ 0.87
Distributions to shareowners:
 Net investment income                                                --           --           --          (0.00)(b)         --
 Net realized gain                                                 (0.49)          --           --          (0.00)(b)         --
                                                                 -------      -------      -------        -------         ------
  Net increase (decrease) in net asset value                     $  1.17      $  2.52      $  3.27        $ (1.65)        $ 0.87
                                                                 -------      -------      -------        -------         ------
Net asset value, end of period                                   $ 16.19      $ 15.02      $ 12.50        $  9.23         $10.87
                                                                 -------      -------      -------        -------         ------
Total return*                                                      11.39%       20.16%       35.43%        (15.08)%         8.70%
Ratio of net expenses to average net assets+                        1.15%        1.25%        1.25%          1.25%          1.21%**
Ratio of net investment income (loss) to average net assets+        0.35%       (0.21)%       0.03%         (0.05)%         0.86%**
Portfolio turnover rate                                               38%          36%          74%            50%             0%
Net assets, end of period (in thousands)                         $20,555      $17,993      $12,049        $ 6,603         $  504
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      1.15%        1.30%        2.40%          2.76%         77.48**
  Net investment income (loss)                                      0.35%       (0.26)%      (1.12)%        (1.56)%       (75.41)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      1.15%        1.25%        1.25%          1.25%          1.21%**
  Net investment income (loss)                                      0.35%       (0.21%)       0.03%         (0.05)%         0.86%**

(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                                                                         Year           Year         5/1/03(a)
                                                                                        Ended           Ended           to
Class II                                                                               12/31/05       12/31/04       12/31/03
Net asset value, beginning of period                                                   $ 14.95        $ 12.47          $ 9.11
                                                                                       -------        -------          ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                          $  0.02        $ (0.03)         $(0.00)
 Net realized and unrealized gain on investments and foreign currency transactions        1.59            2.51           3.37
                                                                                       -------        -------          ------
   Net increase from investment operations                                             $  1.61        $  2.48          $ 3.36
Distributions to shareowners:
 Net realized gain                                                                       (0.49)            --              --
                                                                                       -------        -------          ------
 Net increase in net asset value                                                       $  1.12        $  2.48          $ 3.36
                                                                                       -------        -------          ------
 Net asset value, end of period                                                        $ 16.07        $ 14.95          $12.47
                                                                                       -------        -------          ------
Total return*                                                                            11.10%         19.89%          36.88%(b)
Ratio of net expenses to average net assets+                                              1.39%          1.54%           1.58%**
Ratio of net investment income (loss) to average net assets+                              0.16%         (0.41)%         (0.15)%**
Portfolio turnover rate                                                                     38%            36%             74%
Net assets, end of period (in thousands)                                               $21,700        $10,845          $2,760
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             1.39%          1.59%           2.65%**
 Net investment income (loss)                                                             0.16%         (0.46)%         (1.22)%**
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             1.39%          1.54%           1.58%**
 Net investment income (loss)                                                             0.16%         (0.41)%         (0.15)%**



(a) Class II shares were first publicly offered on May 1, 2003.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                      INFORMATION CONCERNING THE MEETING


Voting by Contract Owners

     Because the insurance company that issued your variable annuity or variable life insurance contract is the owner of record of shares of the Portfolio, your vote will instruct the insurance company how to vote the shares of the Portfolio attributable to your contract. The insurance company will vote all of the shares of the Portfolio which it holds that are not attributable to any contract in the same proportion as the voting instructions received from its contract owners with respect to the Portfolio. The insurance company will also vote those shares for which no timely voting instruction was received from the contract owner in the same proportion as the voting instructions timely received from its other contract owners with respect to the Portfolio.

Solicitation of Proxies


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of your Portfolio; by personnel of Pioneer or Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"); or by broker-dealer firms.


Householding

     If you have previously given your Portfolio permission to do so, the Portfolio may send a single proxy statement to your residence for you and any other member of your household who has an account with the Portfolio. If you wish to revoke your consent to this practice, you may do so by notifying your Portfolio, by phone or in writing by using the telephone number and address on page 1 of the Proxy Statement/Prospectus. Your Portfolio will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Revoking Proxies

     Each shareowner of your Portfolio by signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109, or

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareowner has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your Portfolio (without complying with any formalities) at any time before it is voted.

     o Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


     Only shareowners of record on March 28, 2006 (the "record date") are entitled to notice of and to vote at the Meeting. The presence in person or by proxy by one-third of outstanding shares of your Portfolio entitled to cast votes at the Meeting will constitute a quorum.


     As of the record date, the following number of shares of each Portfolio were outstanding.


                                                           Shares
     Portfolio                                          Outstanding
     ---------                                       ----------------
     Pioneer Small Company VCT Portfolio
         Class I Shares ........................        248,784.553
         Class II Shares .......................        793,684.812
     Pioneer Small Cap Value II VCT Portfolio
         Class I Shares ........................      1,947,734.324


Other Business

     Your Board knows of no business to be presented for consideration at the Meeting other than Proposals 1(a) and 1(b). If other business is properly brought before a Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     In the event that, at the time any session of the shareowner meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareowner meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareowner meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one-half of the shares of your Portfolio present in person or by proxy at the session of the shareowner meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal in favor of such an adjournment and will vote those proxies required to be voted against the proposal against any such adjournment. A shareowner vote may be taken on the proposal in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.


Shareowners' Proposals


     Your Portfolio is not required, and does not intend, to hold meetings of shareowners each year. Instead, meetings will be held only when and if required. Any shareowners desiring to present a proposal for consideration at the next meeting for shareowners must submit the proposal in writing, so that it is received by your Portfolio at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting. The submission by a shareowner of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareowner proposals are subject to certain regulations under the federal securities laws.

Appraisal Rights

     If the Reorganization of your Portfolio is approved at the Meeting, shareowners of your Portfolio will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act which supersede state law. Shareowners of your Portfolio, however, have the right to redeem their Portfolio shares at net asset value until the closing date of the Reorganization. After the Reorganization, shareowners of your Portfolios will hold shares of the corresponding Pioneer Small Cap Value VCT Portfolio which may also be redeemed at net asset value.

                     OWNERSHIP OF SHARES OF THE PORTFOLIOS


     As of March 31, 2006, the Trustees and officers of each Portfolio owned in the aggregate less than 1% of the outstanding shares of the Portfolios.

     To the knowledge of each Portfolio, as of March 31, 2006, the following persons owned of record or beneficially 5% or more of the outstanding class of shares of each Portfolio.

-------------------------------------------------------------------------------------------------------------------
          Portfolio/Class                      Shareowner Name and Address             Actual Percentage Owned
-------------------------------------------------------------------------------------------------------------------
Pioneer Small Company VCT Portfolio
-------------------------------------------------------------------------------------------------------------------
Class I Shares                              Allmerica Financial Life Co.                         95.96%
                                            440 Lincoln Street
                                            Worcester, MA 01653-0002
-------------------------------------------------------------------------------------------------------------------
Class II Shares                             ING USA Annuity & Life Insurance Co.                 71.25%
                                            151 Farmington Avenue
                                            Hartford, MA 06156-0001
-------------------------------------------------------------------------------------------------------------------
                                            Travelers Life & Annuity Company                     15.95%
                                            P.O. Box 990027
                                            Hartford, CT 06199-0027
-------------------------------------------------------------------------------------------------------------------
                                            Travelers Insurance Company                          10.83%
                                            P.O. Box 990027
                                            Hartford, CT 06199-0027
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Portfolio/Class                                Shareowner Name and Address             Actual Percentage Owned
---------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value II VCT Portfolio
---------------------------------------------------------------------------------------------------------------
Class I Shares                              Symetra Financial                                    67.54%
                                            777 108th Avenue, N.E.
                                            Suite 1200
                                            Bellevue, WA 98004-5135
---------------------------------------------------------------------------------------------------------------
                                            Great-West Life & Annuity                            14.77%
                                            GWLA Variable Annuity 1 Select
                                            8515 East Orchard Road, 2T2
                                            Englewood, CO 80111-5002
---------------------------------------------------------------------------------------------------------------
                                            Great-West Life & Annuity                            13.67%
                                            GWLA Variable Annuity 1 Signature
                                            8515 East Orchard Road, 2T2
                                            Englewood, CO 80111-5002
---------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value Portfolio
---------------------------------------------------------------------------------------------------------------
Class I Shares                              Allmerica Financial Life Co.                         47.20%
                                            Accumulation Account
                                            440 Lincoln Street
                                            Worcester, MA 01653-0002
---------------------------------------------------------------------------------------------------------------
                                            Security Life of Denver Ins. Co.                     33.04%
                                            ING Variable Annuities
                                            151 Farmington Avenue
                                            Hartford, MA 06156-0001
---------------------------------------------------------------------------------------------------------------
                                            Reliastar Life Insurance Co.                         18.41%
                                            151 Farmington Avenue
                                            Hartford, CT 06156-0001
---------------------------------------------------------------------------------------------------------------
Class II Shares                             Travelers Life & Annuity Company                     40.28%
                                            P.O. Box 990027
                                            Hartford, CT 06199-0027
---------------------------------------------------------------------------------------------------------------
                                            Travelers Insurance Company                          27.95%
                                            P. O. Box 990027
                                            Hartford, CT 06199-0027
---------------------------------------------------------------------------------------------------------------
                                            Symetra Financial                                    26.45%
                                            777 108th Avenue, N.W.
                                            Suite 1200
                                            Bellevue, WA 98004-5135
---------------------------------------------------------------------------------------------------------------

                                    EXPERTS

     The financial statements and financial highlights of each Pioneer Portfolio incorporated by reference in the Pioneer Variable Contracts Trust's Annual Report at and for the year ended December 31, 2005, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such report given on the authority of such firm as experts in accounting and auditing.


                             AVAILABLE INFORMATION


     You can obtain more free information about the Portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-622-3265.


     Each Portfolio's Statement of Additional Information and shareowner reports are available free of charge on the funds' website at www.pioneerfunds.com.

     Shareowner reports. Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about each Portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

     Statement of additional information. The Statement of Additional Information provides more detailed information about each Portfolio. It is incorporated by reference into this prospectus.

     Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Portfolios and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [ ] day of May, 2006, by and between Pioneer Variable Contracts Trust, a Delaware statutory trust on behalf of its series Pioneer Small Cap Value VCT Portfolio (the "Acquiring Portfolio"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Variable Contracts Trust on behalf of its series [Pioneer Small Company VCT Portfolio] [Pioneer Small Cap Value II VCT Portfolio], with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Acquired Portfolio").


     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (a) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for (i) the issuance of shares of beneficial interest of each Class of shares of the Acquiring Portfolio that corresponds to the Classes of shares of the Acquired Portfolio equal to the net asset value ("NAV") represented by such shares (collectively, the "Acquiring Portfolio Shares" and each, an "Acquiring Portfolio Share") to the Acquired Portfolio, and (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio (the "Assumed Liabilities"), on the closing date set forth below (the "Closing Date"), and (b) the distribution by the Acquired Portfolio, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation and termination of the Acquired Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.


     WHEREAS, Acquiring Portfolio and the Acquired Portfolio are each series of Pioneer Variable Contracts Trust, a registered investment company classified as a management company of the open-end type, and the Acquired Portfolio owns securities that generally are assets of the character in which the Acquiring Portfolio is permitted to invest;


     WHEREAS, the Acquiring Portfolio is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of Pioneer Variable Contracts Trust, on behalf of the Acquiring Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the Assumed Liabilities of the Acquired Portfolio by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio shareholders;

     WHEREAS, the Board of Trustees of Pioneer Variable Contracts Trust, on behalf of the Acquired Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the Assumed Liabilities of the Acquired Portfolio by the Acquiring Portfolio are in the best interests of the Acquired Portfolio shareholders.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED PORTFOLIO.

     1.1 Subject to the terms and conditions set forth in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Acquired Portfolio agrees to transfer its assets as set forth in paragraph
1.2 to the Acquiring Portfolio free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and payable or being contested in good faith and contractual restrictions on the transfer of the acquired assets), and the Acquiring Portfolio agrees in exchange therefore: (a) to issue to the Acquired Portfolio the number of Acquiring Portfolio Shares of each Class, including fractional Acquiring Portfolio Shares, determined (to at least two decimal places) by dividing the value of the Acquired Portfolio's net assets attributable to a Class of shares and transferred to the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Portfolio Share of the applicable Class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 (a) The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all of the Acquired Portfolio's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Portfolio all other intangible property owned by the Acquired Portfolio and originals or copies of all books and records of the Acquired Portfolio.

     (b) The Acquired Portfolio has provided the Acquiring Portfolio with a list of all of the Acquired Portfolio's securities and other assets as of the date of this Agreement. The Acquired Portfolio reserves the right to sell any of these securities (except to the extent sales may be limited by representations of the Acquired Portfolio made in connection with the issuance of the tax opinion provided for in paragraph 9.5 hereof) but will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities of the type in which the Acquiring Portfolio is permitted to invest and shall not acquire, without the consent of the Acquiring Portfolio, any securities that are valued at "fair value" under the valuation procedures of either the Acquired Portfolio or the Acquiring Portfolio.

     1.3 The Acquired Portfolio will endeavor to discharge all the Acquired Portfolio's known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Portfolio shall prepare an unaudited statement of assets and liabilities (the "Closing Statement"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Portfolio as of the close of business on the Closing Date. The Acquiring Portfolio shall assume the Assumed Liabilities.

     1.4 On the Closing Date or as soon thereafter as is practicable, the Acquired Portfolio shall liquidate and distribute pro rata to the Acquired Portfolio's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Portfolio Shareholders") the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Acquired Portfolio instructing the Acquiring Portfolio to transfer the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders (as provided to the Acquiring Portfolio by the Acquired Portfolio) and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquired Portfolio shall promptly provide the Acquiring Portfolio with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Portfolio will simultaneously be cancelled on the books of the Acquired Portfolio, although share certificates representing interests in the Acquired Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Acquiring Portfolio Shares will be issued in the manner described in the Acquiring Portfolio's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

     1.6 Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio shares on the books of the Acquired Portfolio as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Portfolio with respect to the Acquired Portfolio is and shall remain the responsibility of the Acquired Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio is terminated.

     1.8 The Acquired Portfolio shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of Pioneer Variable Contracts Trust.

2.   VALUATION

     2.1 The value of the assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Portfolio as in effect on the date hereof.

     2.2 The NAV of the Acquiring Portfolio Shares shall be calculated in accordance with the valuation procedures described in paragraph 2.1.

     2.3 All computations of value shall be made by Pioneer Investment Management, Inc., or its agent, in accordance with its regular practice as pricing agent for the Acquired Portfolio.

3.   CLOSING AND CLOSING DATE


     3.1 The Closing Date shall be May 24, 2006, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.


     3.2 Portfolio securities shall be presented by the Acquired Portfolio to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Portfolio for examination no later than three business days preceding the Valuation Date. The Acquiring Portfolio may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Portfolio or the acquisition of such securities by the Acquiring Portfolio would violate the investment policies and restrictions of the Acquired Portfolio and the Acquiring Portfolio. The portfolio securities, cash and due bills shall be delivered by the Acquired Portfolio to BBH as custodian for the Acquiring Portfolio for the account of the Acquiring Portfolio at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds to an account of the Acquiring Portfolio specified by the Acquiring Portfolio.

     3.3 BBH, custodian for the Acquired Portfolio, shall deliver at or as soon as possible after the Closing a certificate of an authorized officer stating that: (a) the Acquired Portfolio's assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.4 In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have
occurred on or prior to          , 200 , each party's obligations under this
Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

     3.5 The Acquired Portfolio shall deliver to the Acquiring Portfolio at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified by the President, Executive Vice President or Treasurer of the Acquired Portfolio as being an accurate record of the information (i) provided by Acquired Portfolio Shareholders or (ii) derived from the Acquired Portfolio's records by such officers or one of the Acquired Portfolio's service providers.

     3.6 The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Acquired Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   LIQUIDATION AND TERMINATION OF ACQUIRED PORTFOLIO

     4.1 As soon as practicable after the Closing, the Acquired Portfolio shall liquidate the Acquired Portfolio and distribute pro rata to the Acquired Portfolio Shareholders the Acquiring Portfolio Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares credited to the account of the Acquired Portfolio to open accounts on the share records in the names of Acquired Portfolio Shareholders as delivered to the Acquiring Portfolio prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Portfolio Shareholder in the Acquiring Portfolio Shares of the corresponding Class held by the Acquired Portfolio Shareholder at the time of the Closing.

     4.2 In connection with such liquidating distributions, (a) the Acquiring Portfolio shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Portfolio shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Portfolio, acting reasonably, shall be made to restrict the further transfer of the Acquired Portfolio's shares.

     4.3 As soon as practicable after the liquidation of the Acquired Portfolio, the Acquired Portfolio shall terminate its existence as a statutory trust under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of the Acquired Portfolio.

5.   REPRESENTATIONS AND WARRANTIES

     5.1 The Acquired Portfolio represents and warrants to the Acquiring Portfolio, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Portfolio is a series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Portfolio Shareholders, to perform its obligations under this Agreement. The Acquired Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquired Portfolio is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 (the "Investment Company Act") is in full force and effect;

          (c) The Acquired Portfolio is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Portfolio will not result, in a material violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Portfolio to which the Acquired Portfolio is a party or by which the Acquired Portfolio or its assets are bound;

          (d) Except as specifically disclosed on Schedule 5.1(d) or included in the calculation of NAV on the Valuation Date, the Acquired Portfolio has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Portfolio which will be terminated with liability to either the Acquired Portfolio or to the Acquired Portfolio on or prior to the Closing Date;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Portfolio. The Acquired Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Portfolio's business or the Acquired Portfolio's ability to consummate the transactions herein contemplated;

          (f) The statement of assets and liabilities of the Acquired Portfolio as of December 31, 2005 has been audited by Ernst & Young LLP, independent registered public accounting firm, has been prepared in accordance with GAAP consistently applied and fairly reflects the financial condition of the Acquired Portfolio as of such date; except for the Assumed Liabilities, the Acquired Portfolio will not have any known or contingent liabilities on the Closing Date;

          (g) Since December 31, 2005, except as disclosed on a schedule to this Agreement or specifically disclosed in the Acquired Portfolio's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Portfolio arising out of its normal investment operations or a decline in net assets of the Acquired Portfolio as a result of redemptions shall not constitute a material adverse change;



          (h) (A) For each taxable year of its operation, the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification and favorable tax treatment as a regulated investment company and will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Portfolio has not taken any action, or failed to take any action, which has caused or will cause the Acquired Portfolio to fail to qualify for such favorable tax treatment as a regulated investment company under the Code. The Acquired Portfolio has not been notified that any tax return or other filing of the Acquired Portfolio has been reviewed or audited by any federal, state, local or foreign taxing authority. To the knowledge of the Acquired Portfolio, (i) the Acquired Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation
     Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i),
     (ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquired Portfolio through such a segregated account other than through purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquired Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);


              (B) The Acquired Portfolio shall have filed all federal, state and local tax returns required by law to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon;

              (C) The Acquired Portfolio shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

              (D) All tax returns filed or to be filed by the Acquired Portfolio shall constitute complete and accurate reports of the respective tax liabilities of the Acquired Portfolio or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

              (E) The Acquired Portfolio has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

              (F) The Acquired Portfolio has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Portfolio are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

          (i) All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Acquired Portfolio's knowledge, all of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Portfolio, nor is there outstanding any security convertible into any shares of the Acquired Portfolio;

          (j) At the Closing Date, the Acquired Portfolio will have good and marketable title to the assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Portfolio;

          (k) The Acquired Portfolio has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Portfolio's Board of Trustees, and, subject to the approval of the Acquired Portfolio Shareholders, assuming due authorization, execution and delivery by the Acquiring Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) Any information furnished by the Acquired Portfolio for use in registration statements, proxy materials and any information necessary to compute the total return of the Acquired Portfolio shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (m) The proxy statement to be included in the Acquiring Portfolio's Registration Statement on Form N-14 (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Portfolio or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement;


          (o) To the Acquired Portfolio's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Portfolio have been offered for sale and sold in conformity with all applicable federal and state securities laws;

          (p) The Acquired Portfolio currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Portfolio with respect to the Acquired Portfolio. All advertising and sales material used by the Acquired Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (q) The Acquired Portfolio has previously provided to the Acquiring Portfolio (and will at the Closing provide an update through the Closing Date of such information) with data which supports a calculation of the Acquired Portfolio's total return and yield for all periods since the organization of the Acquired Portfolio. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD; and

          (r) The prospectus of the Acquired Portfolio dated May 1, 2005, and any amendments or supplements thereto, previously furnished to the Acquiring Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (s) The Acquired Portfolio Tax Representation Certificate to be delivered by the Acquired Portfolio to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to paragraph 8.4 (the "Acquired Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.2 The Acquiring Portfolio represents and warrants to the Acquired Portfolio, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Portfolio is a series of a statutory trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Portfolio is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The prospectus and statement of additional information of the Acquiring Portfolio included in the Acquiring Portfolio's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not as of its date and as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Acquiring Portfolio is not, and its execution, delivery and performance of this Agreement will not result, in violation of its Agreement and Declaration of Trust or By-Laws or in material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which it is a party or by which it is bound;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Portfolio or any of the Acquiring Portfolio's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Portfolio. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio's business or its ability to consummate the transactions contemplated herein;

          (f) The Acquiring Portfolio has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Portfolio's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (g) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares and will be fully paid and non-assessable; the Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any of the Acquiring Portfolio Shares;

          (h) The information to be furnished by the Acquiring Portfolio for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (i) (A) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquiring Portfolio has not taken any action which has caused or will cause the Acquiring Portfolio to fail to qualify as a regulated investment company under the Code. The Acquiring Portfolio has not been notified that any tax return or other filing of the Acquiring Portfolio has been reviewed or audited by any federal, state, local or foreign taxing authority. To the knowledge of the Acquiring Portfolio, (i) the Acquiring Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation
     Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i),
     (ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquiring Portfolio through such a segregated asset account other than through the purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquiring Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

               (B) The Acquiring Portfolio shall have filed all federal, state and local tax returns required to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it;

               (C) The Acquiring Portfolio shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;


               (D) All tax returns filed or to be filed by the Acquiring Portfolio shall constitute complete and accurate reports of the respective tax liabilities of the Acquiring Portfolio or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;


               (E) The Acquiring Portfolio has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

               (F) The Acquiring Portfolio has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquiring Portfolio are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquiring Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

          (j) Immediately prior to the Closing, the Acquiring Portfolio will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Portfolio will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Portfolio's registration statement;

          (k) The Acquiring Portfolio Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Portfolio then in effect and qualified for sale under the applicable state securities laws; and

          (l) The Acquiring Portfolio Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Portfolio's Registration Statement on Form N-14. On the Closing Date, the Acquiring Portfolio shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Portfolio Shares.

          (m) The Acquiring Portfolio Tax Representation Certificate to be delivered by the Acquiring Portfolio to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to paragraph 7.3 (the "Acquiring Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

6.   COVENANTS OF EACH OF THE PARTIES

     6.1 The Acquired Portfolio will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 9.5 hereof), in each case payable either in cash or in additional shares.

     6.2 The Acquired Portfolio will call a meeting of the Acquired Portfolio Shareholders to consider and act upon the matters set forth in the proxy statement. Each of the Acquired Portfolio and the Acquiring Portfolio will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

     6.3 The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     6.4 The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio's shares.

     6.5 Subject to the provisions of this Agreement, each of the Acquired Portfolio and the Acquiring Portfolio will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     6.6 The Acquired Portfolio shall furnish to the Acquiring Portfolio on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Acquired Portfolio's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Acquired Portfolio shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Portfolio as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Portfolio.

     6.7 The Acquired Portfolio shall provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Portfolio's Registration Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Portfolio Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     6.8 The Acquired Portfolio shall maintain errors and omissions insurance covering management of the Acquired Portfolio prior to and including the Closing Date.

     6.9 Neither the Acquired Portfolio not the Acquiring Portfolio shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate, and with respect to the Acquiring Portfolio, the Acquiring Portfolio Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Portfolio in writing:

     7.1 All representations and warranties made in this Agreement by the Acquiring Portfolio shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquiring Portfolio shall have delivered to the Acquired Portfolio a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by the Acquiring Portfolio are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     7.3 The Acquiring Portfolio shall have delivered to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Portfolio Tax Representation Certificate, satisfactory to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP concerning certain tax-related matters with respect to the Acquiring Portfolio.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Acquiring Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all of the its obligations hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     8.1 All representations and warranties made in this Agreement by the Acquired Portfolio shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     8.2 The Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Acquired Portfolio's Treasurer or Assistant Treasurer;

     8.3 The Acquired Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     8.4 The Acquired Portfolio shall have delivered to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Portfolio Tax Representation Certificate, satisfactory to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP concerning certain tax-related matters with respect to the Acquired Portfolio.

9.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of each of the Acquired Portfolio's Declaration of Trust and By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

     9.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     9.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

     9.4 The Acquiring Portfolio's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;


     9.5 The parties shall have received a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, addressed to Pioneer Variable Contracts Trust on behalf of each of the Acquiring Portfolio and the Acquired Portfolio and satisfactory to the Acquiring Portfolio and the Acquired Portfolio, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Portfolio of all of the assets of the Acquired Portfolio solely in exchange for the issuance of Acquiring Portfolio Shares to the Acquired Portfolio and the assumption of all of the Assumed Liabilities by the Acquiring Portfolio, followed by the distribution by the Acquired Portfolio, in liquidation of the Acquired Portfolio, of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio shares of beneficial interest and the termination of the Acquired

Portfolio, will constitute a reorganization within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither Acquiring Portfolio nor Acquired Portfolio may waive the conditions set forth in this paragraph 9.5; and

     9.6 The Acquired Portfolio shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

10.  BROKERAGE FEES AND EXPENSES

     10.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses, printing costs, legal fees and audit fees). The Acquired Portfolio, the Acquiring Portfolio and [Pioneer
VCT Portfolio] agree to pay equally the remaining 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses, printing costs, legal fees and audit fees).

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

12.  TERMINATION

     12.1 This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Acquired Portfolio and the Acquiring Portfolio; (b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement in accordance with paragraph 10.2.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Portfolio and the Acquiring Portfolio; provided, however, that following the meeting of the Acquired Portfolio Shareholders called by the Acquired Portfolio pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of the Acquired Portfolio Shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Portfolio and the Acquiring Portfolio at 60 State Street, Boston, Massachusetts 02109.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the Acquiring Portfolio and the Acquired Portfolio shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Portfolio or the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Acquiring Portfolio and the Acquired Portfolio, respectively. The execution and delivery of this Agreement have been authorized by the Acquired Trustees of each of the Acquiring Portfolio and the Acquired Portfolio and this Agreement has been executed by authorized officers of the Acquiring Portfolio and the Acquired Portfolio acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Portfolio and the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Acquiring Portfolio and the Acquired Portfolio, respectively.


                 [Remainder of page left blank intentionally.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attested:                             PIONEER VARIABLE CONTRACTS TRUST
                                      on behalf of its series,
                                      [PIONEER SMALL COMPANY VCT PORTFOLIO]
                                      [PIONEER SMALL CAP VALUE II VCT PORTFOLIO]


By:                                   By:
    -------------------------------       -----------------------------------
Name:                                 Name:
Title:                                Title:

Attest:                               PIONEER VARIABLE CONTRACTS TRUST
                                      on behalf of its series,
                                      PIONEER SMALL CAP VALUE VCT PORTFOLIO


By:                                   By:
    -------------------------------       -----------------------------------
Name:                                 Name:
Title:                                Title:

           Exhibit B -- Portfolio Manager's Discussion of Performance

PIONEER SMALL COMPANY VCT PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE UPDATE 12/31/05                                       CLASS I SHARES
--------------------------------------------------------------------------------
Prices and Distributions

                                               12/31/05            12/31/04
Net Asset Value per Share                       $11.85              $ 12.97

                                 Net
Distributions per Share       Investment       Short-Term            Long-Term
(1/1/05-12/31/05)               Income       Capital Gains         Capital Gains
                                $ -             $    -              $1.2777

Average Annual Total Returns
(As of December 31, 2005)

Net Asset Value
Life-of-Class                                                              5.78%
(1/19/01)
1 Year                                                                     1.78%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Company VCT Portfolio at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

                                          Pioneer Small Company           Russell 2000
                                          VCT Portfolio                   Index
1/01                                      10,000                          10,000
                                          10,498                           9,741
                                           8,739                           7,746
12/03                                     10,951                          11,406
                                          12,415                          13,497
12/05                                     12,636                          14,112

Index comparison begins 1/31/01. The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER SMALL COMPANY VCT PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE UPDATE 12/31/05                                       CLASS I SHARES

--------------------------------------------------------------------------------
Prices and Distributions

                                               12/31/05             12/31/04
Net Asset Value per Share                       $11.71               $ 12.85

                                 Net
Distributions per Share       Investment       Short-Term            Long-Term
(1/1/05-12/31/05)              Income        Capital Gains         Capital Gains
                                $ -             $   -                $1.2777

Average Annual Total Returns
(As of December 31, 2005)

Net Asset Value
Life-of-Class                                                              5.55%
(1/19/01)
1 Year                                                                     1.65%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Company VCT Portfolio at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

                                          Pioneer Small Company           Russell 2000
                                          VCT Portfolio                   Index
1/01                                      10,000                          10,000
                                          10,479                           9,741
                                           8,683                           7,746
12/03                                     10,865                          11,406
                                          12,301                          13,497
12/05                                     12,504                          14,112

Index comparison begins 1/31/01. The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/05

Co-managers Diego Franzin and Michael Rega describe conditions in the small-company universe for 2005, and the stocks that affected the Portfolio's performance.

Q.   How did Pioneer Small Company VCT Portfolio perform over this period?

A: For the twelve months ended December 31, 2005, Class I shares of the Portfolio returned 1.78% at net asset value. The result trailed the Portfolio's benchmark, the Russell 2000 Index, which returned 4.55% over the same period.

     Call 1-800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   Please describe the background for small-company stocks over this period.

A: Whether - or when - escalating energy prices and higher interest rates might cause consumers to retrench was a major investor preoccupation in 2005. A fall-off in consumer spending, which represents the bulk of U.S. economic activity, could signal trouble for the ongoing economic expansion. In fact, a slide in energy prices following post-hurricane peaks boosted consumer confidence and spending levels stayed healthy. Through the year, value and growth stocks vied for small-cap leadership, with value holding an edge at year's end.

Q.   Which stocks or sectors affected Portfolio performance?

A: Energy was the year's top sector. High prices for oil and gas stimulated drilling activity, boosting earnings for NSS Services, which manufactures seamless piping used in oil wells. Forest Oil, a North American oil and gas exploration company, also rose.

     In health care, strength in Cubist Pharmaceuticals reflected rising sales of Cubicin, a drug whose effectiveness is making it the treatment of choice for hospital-based staph infections. Sales of Cerner's software, which lets medical professionals view x-rays and lab results on their computers, also grew. Hospitals are increasingly adopting systems that provide current patient data at the point of care. We took losses in generic drug maker Able Laboratories when failure to follow standardized lab procedures led to inventory recalls and cessation of manufacturing. We are still holding Seralogicals despite slowing sales of its culture media and other laboratory products at a time of payroll expansion.

     Among consumer discretionary issues, Guess?, makers of jeans and other casual wear for children, teens and adults, benefited from skilled management and successful execution of its business plan. But teen retailer Aeropostale stumbled. Poor product choices led to markdowns that ate into profit margins, and a new store concept failed to gain traction. We also took losses in Rewards Network when discount dining programs saw shrinking membership and investors lost confidence. Elsewhere, we took profits in Administaff, whose human resources services found growing acceptance among smaller companies lacking staff to deal with regulatory requirements.

     Boston Communications Group, one of our holdings in the telecommunications services sector, provides a product that allows consumers to purchase pre-paid wireless service. The company learned in May that the technology used to provide the service was in violation of a patent held by a competitor. This news led to a decline in the company's stock price. We sold the stock after the announcement, and in hindsight this was the right move as the stock price continued to fall further. Connectics, a specialty pharmaceutical company declined after receiving a Non-Approvable letter from the FDA for one of its products in development. We think the market over-reacted to this news, and we believe that the company's past history of developing well received products, as well as their aggressive sales force provide what we see as a solid foundation for growth.

Q.   What is your outlook for the months ahead?

A: We think high energy prices will persist and that the Federal Reserve Board will hike rates a bit more. With little clear consensus on the economy's direction, however, stock selections may be more important than sector weightings in the period ahead. Our goal is to maintain a well-diversified portfolio that limits exposure to any one security, basing our selections on a combination of quantitative and fundamental analysis. Using that process, we believe prospects for many health care companies are better than current valuations might imply. In the volatile technology sector, we favor companies whose products can bolster business efficiency. An eventual end to rate hikes could revitalize housing stocks for a time, but we cut exposure to that sector in 2005 and remain wary of it for now.

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER SMALL CAP VALUE II VCT PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE UPDATE 12/31/05                                       CLASS I SHARES

--------------------------------------------------------------------------------
Prices and Distributions

                                                  12/31/05            12/31/04
Net Asset Value per Share                          $23.33              $ 20.44

                                 Net
Distributions per Share       Investment         Short-Term            Long-Term
(1/1/05-12/31/05)               Income         Capital Gains         Capital Gains
                               $0.1300             $    -              $0.0178

Average Annual Total Returns
(As of December 31, 2005)

Net Asset Value
Life-of-Class                                                             11.59%
(4/30/97)
5 Years                                                                   18.34%
1 Year                                                                    14.94%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value II VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

                                          Pioneer Small Cap Value II      Russell 2000 Value
                                          VCT Portfolio                   Index
4/97                                      10,000                          10,000
                                          12,840                          13,020
                                          10,278                          12,180
12/99                                     11,861                          11,999
                                          11,147                          14,737
12/01                                     13,504                          16,804
                                          12,888                          14,884
12/03                                     18,402                          21,735
                                          22,507                          26,570
12/05                                     25,870                          27,821

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/05

David Adams, portfolio manager, and Jack McPherson, assistant portfolio manager, have managed Pioneer Small Cap Value II VCT Portfolio since Pioneer became the investment manager of the former SAFECO Funds.

Q.   How did the Portfolio perform over this period?

A: For the twelve months ended December 31, 2005, Pioneer's Small Cap Value II VCT Portfolio returned 14.94% at net asset value. The results far outdistanced the 4.71% return on the Russell 2000 Value Index, the Portfolio's benchmark, for the same period.

     Call 1-800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Please describe the investment environment for small-cap value stocks during the first half of 2005.

A: Uncertainty about the possible impacts of high energy prices, rising interest rates and the strengthening U.S. dollar kept equity markets confined to a narrow range. Large companies led the market for a short time, but solid earnings growth soon drew market participants to smaller-cap issues.

     The Portfolio's results support our basic view that, interest rates and energy costs aside, an expanding economy creates opportunities for well-managed small companies to increase profits substantially.

Q.   What stocks or sectors contributed to performance?

A: The boom in homebuilding fed strong results at Building Materials Holding, which provides materials and construction services to contractors. We took some profits in this position when valuations surpassed our targets. The hot building market also boosted Beazer Homes, whose designs target new buyers and other demographic segments in some of the country's busiest housing markets.

     In the industrial sector, an upturn in orders for new aircraft benefited Precision Castparts, a low-cost provider of castings to the commercial aerospace market. Increased spending on infrastructure boosted demand for Astec Industries' road-building equipment, adding to revenues and earnings. And United Defense Systems was acquired by BAE Systems, Europe's largest defense contractor.

     Lone Star Technologies moved higher as rising energy prices stimulated drilling activity, and bolstered demand for its welded pipes and casings. World Fuel, which serves airline clients through airport-based jet refueling facilities around the world, also saw earnings rise.

Q.   What were some of the period's disappointments?

A: Sluggish trends among orthopedic and prosthetic care centers caused shares of Hanger Orthopedic Group to decline. Amerigroup, a managed health care company, also disappointed. Cash America, which makes high-risk, high-interest payday loans, was the period's worst performer. The Texas legislature's failure to enact legislation that would have provided greater operating flexibility was the key factor.

     In technology, Plantronics, makers of headsets for telecommunications devices, declined after a long upward run. Sensient Technologies, suppliers of flavors and fragrances for food and beverages, as well as inks and chemicals for computer peripherals, experienced a sub-par year. We eliminated Impac Mortgage, a real estate investment trust, when weakness in the housing market pressured shares.

Q. What is your outlook for the economy and how have you positioned the Portfolio?

A: We think that good stocks bought at prices that appear reasonable should do well in the moderate-growth environment that we foresee. Compelling ideas continue to emerge in the technology arena, where we have increased the Portfolio's exposure. We are also adding some financial stocks, while scaling back others. On the other hand, we are not finding good value among consumer-discretionary issues, a sector that could feel pressure if households reduce spending in the face of big energy bills and rising interest rates. Persistent demand and high prices make us comfortable with our current large exposure to energy stocks; we would view any sharp decline in this sector as an opportunity. Finally, we will continue to employ our proven discipline in an effort to ferret out superior opportunities, and take profits as valuations approach our targets.

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER SMALL CAP VALUE VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS I SHARES
--------------------------------------------------------------------------------
Prices and Distributions

                                               12/31/05               12/31/04
Net Asset Value per Share                       $16.19                $ 15.02

                                 Net
Distributions per Share       Investment       Short-Term            Long-Term
(1/1/05-12/31/05)               Income       Capital Gains         Capital Gains
                                $  -            $   -                 $0.4861

Average Annual Total Returns
(As of December 31, 2005)

Net Asset Value
Life-of-Class                                                             13.22%
(11/8/01)
1 Year                                                                    11.39%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

                                          Pioneer Small Cap Value         Russell 2000 Value
                                          VCT Portfolio                   Index
11/01                                     10,000                          10,000
                                          10,574                          10,612
                                           8,979                           9,400
12/03                                     12,160                          13,726
                                          14,611                          16,780
12/05                                     16,275                          17,570

The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER SMALL CAP VALUE VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                      CLASS II SHARES
--------------------------------------------------------------------------------
Prices and Distributions

                                                12/31/05             12/31/04
Net Asset Value per Share                        $16.07              $ 14.95

                                 Net
Distributions per Share       Investment       Short-Term            Long-Term
(1/1/05-12/31/05)               Income       Capital Gains         Capital Gains
                                $  -             $    -              $0.4861

Average Annual Total Returns
(As of December 31, 2005)

 Net Asset Value
Life-of-Class                                                             13.01%
(11/8/01)
1 Year                                                                    11.10%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

                                          Pioneer Small Cap Value         Russell 2000 Value
                                          VCT Portfolio                   Index
11/01                                     10,000                          10,000
                                          10,572                          10,612
                                           8,980                           9,400
12/03                                     12,132                          13,726
                                          14,545                          16,780
12/05                                     16,159                          17,570

The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/05

Continued adherence to established disciplines enabled Pioneer Small Cap Value VCT Portfolio to outperform its benchmark index over this period. In the following discussion, portfolio manager David Adams and assistant portfolio manager John McPherson review the economic background and describe some of the decisions that aided performance.

Q.   How did the Portfolio perform over this period?

A: For the twelve months ended December 31, 2005, Class I shares of the Portfolio returned 11.39% at net asset value. The results comfortably outdistanced the 4.71% return on the Russell 2000 Value Index, the benchmark over the same period.

     Call 1-800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Please describe the investment background over the past year and how it affected small-cap stocks.

A: It was a year in which small-caps outpaced large, value and growth were essentially in line, and stocks of better-quality companies trumped lower-quality issues. Rising energy prices and shifting views on the economy, the dollar, and interest rates kept equity markets in a narrow range.

     Solid earnings growth gave smaller-company stocks renewed impetus after large caps briefly outperformed early in the year. The Portfolio's positive results validated our longstanding investment thesis that, despite higher interest rates and record energy prices, the healthy economy would enable well-managed small companies to boost operating results.

Q. Which of your investment decisions had the most favorable impact on results?

A: Our bottom-up stock selection process led us to overweight energy stocks for some time. The resulting overweight stance compared with the benchmark was an important contributor to the period's strong results, as prices for oil and natural gas reached record levels. We were also overweight and outperformed the benchmark in health care. Successful stock selection allowed the Portfolio to better the index's results among financial issues despite our underweight position. Results were also favorable in the information technology sector, where the Portfolio's exposure was about equal to the benchmark's.

     Southwestern Energy, an independent oil and gas producer operating in Arkansas and Oklahoma, was one of the period's top performers, thanks to continued strong financial performance and the possibility that a new gas field may yield massive reserves. We have been taking profits in this long-term holding, bearing out our patient approach.

     In energy services, TODCO, which operates drilling rigs in the Gulf of Mexico, benefited when competitors sought better conditions elsewhere. That shrank the number of available rigs just prior to a surge in demand for natural gas that allowed TODCO to hike its billing rates. Similarly, the demand for Gulfmark Offshore's supply boats rose as worldwide energy demand stimulated North Sea drilling activity.

     In health care, shares of Kendle International rose due to healthy demand for laboratory services tied to the search for new drug compounds.

     We took partial profits in shares of NASDAQ Stock Market, the period's biggest financial sector gainer. NASDAQ has successfully leveraged its core trading business by offering a series of new products and services to its customers as the investment business continues to become more electronically based. Apollo Investment, which provides financing for mid-sized businesses, recorded a gain thanks to its solid underwriting capabilities, savvy management and strong network of funding sources. And our patience was rewarded when municipal bond insurer Assured Guaranty saw its credit rating strengthen, providing better entree to business opportunities.

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                                   19038-00-0406

                     PIONEER SMALL CAP VALUE VCT PORTFOLIO
                                 60 State Street
                           Boston, Massachusetts 02109

                 (a series of Pioneer Variable Contracts Trust)

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 18, 2006

         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus dated April 18, 2006 (the "Proxy Statement and Prospectus"), which covers Class I and Class II shares of Pioneer Small Cap Value VCT Portfolio, a series of Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust, to be issued in exchange for Class I and Class II shares of Pioneer Small Company VCT Portfolio and Class I shares of Pioneer Small Cap Value II VCT Portfolio, each a series of the Trust. Please retain this Statement of Additional Information for further reference.


         The Prospectus is available to you free of charge (please call 1-800-622-3265).

INTRODUCTION...........................................................2
EXHIBITS...............................................................2
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO.............................3
         PORTFOLIO HISTORY.............................................3
         DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENT RISKS.........3
         MANAGEMENT OF THE PORTFOLIO...................................3
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........3
         INVESTMENT ADVISORY AND OTHER SERVICES........................3
         PORTFOLIO MANAGERS............................................3
         BROKERAGE ALLOCATION AND OTHER PRACTICES......................3
         CAPITAL STOCK AND OTHER SECURITIES............................3
         PURCHASE, REDEMPTION AND PRICING OF SHARES....................3
         TAXATION OF EACH PORTFOLIO....................................3
         UNDERWRITERS..................................................4
         CALCULATION OF PERFORMANCE DATA...............................4
         FINANCIAL STATEMENTS..........................................4

                                  INTRODUCTION


         This Statement of Additional Information is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated April 18, 2006 relating to the following proposed reorganizations:


         1. Pioneer Small Company VCT Portfolio (Class I and Class II shares) into Pioneer Small Cap Value VCT Portfolio

         2. Pioneer Small Cap Value II VCT Portfolio (Class I shares only) into Pioneer Small Cap Value VCT Portfolio

         The Statement of Additional Information is also intended to be used in connection with the solicitation by the management of the Trust of proxies to be voted at a joint Special Meeting of Shareholders of Pioneer Small Company VCT Portfolio and Pioneer Small Cap Value II VCT Portfolio to be held on May 23, 2006.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Variable Contracts Trust's Statement of Additional Information, dated May 1, 2005, relating to Pioneer Small Company VCT Portfolio, Pioneer Small Cap Value II VCT Portfolio and Small Cap Value VCT Portfolio ("SAI") (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on May 5, 2005 (Accession No. 0001016964-05-000207) is incorporated herein by reference.

2. Pioneer Variable Contracts Trust's Annual Report relating to Pioneer Small Company VCT Portfolio, Pioneer Small Cap Value II VCT Portfolio and Small Cap Value VCT Portfolio for the fiscal year ended December 31, 2005 (File No. 811-08786), as filed with the Securities and Exchange Commission on March 6, 2006 (Accession No. 0000930709-06-000017) is incorporated herein by reference.

3. Pro forma financial statements for the fiscal year ending December 31, 2005 for the following:

                  Pioneer Small Company VCT Portfolio into Pioneer Small Cap Value VCT Portfolio

                  Pioneer Small Cap Value II VCT Portfolio into Pioneer Small Cap Value VCT Portfolio

                  Pioneer Small Company VCT Portfolio and Pioneer Small Cap Value II VCT Portfolio into Pioneer Small Cap Value VCT Portfolio

                          ADDITIONAL INFORMATION ABOUT
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO

PORTFOLIO HISTORY

         For additional information about Pioneer Variable Contracts Trust generally and Pioneer Small Cap Value VCT Portfolio and its history, see "Fund History" in the SAI.

DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENT RISKS

         For additional information about Pioneer Small Cap Value VCT Portfolio's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in the SAI.

MANAGEMENT OF THE PORTFOLIO

         For additional information about Pioneer Variable Contracts Trust's Board of Trustees and officers, see "Trustees and Officers" in the SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For addition information on share ownership of Pioneer Small Cap Value VCT Portfolio, see "Annual Fee, Expense and Other Information."

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information on Pioneer Small Cap Value VCT Portfolio, see "Investment Adviser," "Custodian" and "Independent Auditors" in Pioneer Variable Contracts Trust's SAI.

PORTFOLIO MANAGERS

         For additional information, see "Portfolio Management" and "Appendix C-Portfolio Management-Additional Information About the Portfolio Managers" in Pioneer Variable Contracts Trust's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about Pioneer Variable Contracts Trust and Pioneer Small Cap Value VCT Portfolio's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

         For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Small Cap Value VCT Portfolio and Pioneer Variable Contracts Trust, see "Description of Shares" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For additional information about purchase, redemption and pricing of shares of Pioneer Small Cap Value VCT Portfolio, see "Pricing of Shares" in the SAI.

TAXATION OF THE PORTFOLIO

         For additional information about tax matters related to an investment in Pioneer Small Cap Value VCT Portfolio, see "Tax Status" in the SAI.

UNDERWRITERS

         For additional information about the Pioneer Variable Contracts Trust's principal underwriter, see "Principal Underwriter" in the SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of Pioneer Small Cap Value VCT Portfolio, see "Investment Results" in the SAI.

FINANCIAL STATEMENTS

         For additional financial information on Pioneer Small Cap Value VCT Portfolio, see "Financial Statements" in Pioneer Variable Contracts Trust's SAI.

PIONEER SMALL CAP VALUE VCT PORTFOLIO
Pro Forma Statement of Assets & Liabilities
December 31, 2005
(unaudited)

                                                                          Pioneer               Pioneer              Pioneer
                                                                       Small Cap Value     Small Cap Value II     Small Company
                                                                        VCT Portfolio         VCT Portfolio       VCT Portfolio
                                                                       ---------------------------------------------------------
ASSETS:
     Investment in securities, at value
     (cost $39,267,953, $32,670,206 and $13,015,198, respectively)     $ 45,430,594        $  47,836,880          $  13,955,743
     Cash                                                                   854,630              518,951                545,788
     Receivables -
         Investment securities sold                                         105,024              132,825                  9,459
         Fund shares sold                                                    40,895               97,396                  1,621
         Dividends, interest and foreign taxes withheld                      66,521               93,773                 21,524
     Other                                                                      324                   14                      -
                                                                       ------------        -------------          -------------
             Total assets                                              $ 46,497,988        $  48,679,839          $  14,534,135
                                                                       ------------        -------------          -------------
LIABILITIES:
     Payables -
         Investment securities purchased                               $    207,694        $     247,116          $
         Fund shares repurchased                                            100,575              183,986                 41,334
         Upon return of securities loaned                                 3,838,966            3,604,067              1,399,038
         Variation margin                                                     3,800
     Due to affiliates                                                        8,104                3,527                  9,766
     Accrued expenses                                                        84,642               37,518                 67,558
                                                                       ------------        -------------          -------------
             Total liabilities                                         $  4,243,781        $   4,076,214          $   1,517,696
                                                                       ------------        -------------          -------------
NET ASSETS:
     Paid-in capital                                                   $ 33,361,929        $  19,638,536          $  11,957,445
     Undistributed net investment income                                     94,683              308,394                  1,307
     Accumulated undistributed net realized gain                          2,652,682            9,490,021                117,142
     Net unrealized gain  on:
         Investments                                                      6,162,641           15,166,674                940,545
         Futures contracts                                                  (17,728)                   -                      -
                                                                       ------------        -------------          -------------
             Total net assets                                          $ 42,254,207        $  44,603,625          $  13,016,439
                                                                       ------------        -------------          -------------

NET ASSET VALUE PER SHARE:

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
     Net assets Class I                                                $ 20,554,697        $  44,603,625          $   3,284,702
                                                                       ============        =============          =============
     Net assets Class II                                               $ 21,699,510        $           _          $   9,731,737
                                                                       ============        =============          =============
     Class I                                                              1,269,643            1,911,974                277,175
                                                                       ============        =============          =============
     Class II                                                             1,350,250                    -                831,281
                                                                       ============        =============          =============
NET ASSET VALUE PER SHARE:
     Class I                                                                  16.19                23.33                  11.85
                                                                       ============        =============          =============
     Class II                                                                 16.07                                       11.71
                                                                       ============        =============          =============

                                                                            Pioneer                           Pioneer
                                                                        Small Cap Value                   Small Cap Value
                                                                         VCT Portfolio                     VCT Portfolio
                                                                           Pro Forma                        Pro Forma
                                                                          Adjustments                        Combined
                                                                       -------------------------------------------------
ASSETS:
     Investment in securities, at value
     (cost $39,267,953, $32,670,206 and $13,015,198, respectively)                                         $ 107,223,217
     Cash                                                                                                      1,919,369
     Receivables -
         Investment securities sold                                                                               247,308
         Fund shares sold                                                                                         139,912
         Dividends, interest and foreign taxes withheld                                                           181,818
     Other                                                                                                            338
                                                                                                           --------------
             Total assets                                                                                  $  109,711,962
                                                                                                           --------------

LIABILITIES:
     Payables -
         Investment securities purchased                                                                   $      454,810
         Fund shares repurchased                                                                                  325,895
         Upon return of securities loaned                                                                       8,842,071
         Variation margin                                                                                           3,800
     Due to affiliates                                                                                             21,397
     Accrued expenses                                                        28,000 (b)                           217,718
                                                                                                           --------------
             Total liabilities                                                                                  9,865,691
                                                                                                           --------------
NET ASSETS:
     Paid-in capital                                                                                       $   64,957,910
     Undistributed net investment income                                    (28,000) (b)                          376,384
     Accumulated undistributed net realized gain                                                               12,259,845
     Net unrealized gain on:
         Investments                                                                                           22,269,860
         Futures contracts                                                                                        (17,728)
                                                                                                           --------------
             Total net assets                                                                              $   99,846,271
                                                                                                           --------------
NET ASSET VALUE PER SHARE:

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
     Net assets Class I                                                     (16,228) (b)                   $   68,426,796
                                                                                                           ==============
     Net assets Class II                                                     (11,772) (b)                   $   31,419,475
                                                                                                           ==============
     Class I                                                                 768,736 (a)                        4,227,528
                                                                                                           ==============
                                                                            (225,537)(a)                        1,955,994
                                                                                                           ==============
NET ASSET VALUE PER SHARE:
     Class I                                                                                                        16.19
                                                                                                           ==============
     Class II                                                                                                       16.07
                                                                                                           ==============

(a) Class I shares of Pioneer Small Cap Value II VCT Portfolio and Class I and Class II shares of Pioneer Small Company VCT
         Portfolio are exchanged for Class I and Class II shares of Pioneer Small Cap Value VCT Portfolio, respectively.

(b)      Reflects costs of the reorganization.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO
Pro Forma Statement of Operations
For the Year Ended December 31, 2005
(unaudited)

                                                             Pioneer              Pioneer               Pioneer
                                                          Small Cap Value     Small Cap Value II     Small Company
                                                           VCT Portfolio        VCT Portfolio        VCT Portfolio
                                                          --------------------------------------------------------
INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $884
         $0 and $74, respectively)                        $    418,320        $   724,396            $   163,632
     Interest                                                  102,972             10,766                 15,206
     Income on securities loaned, net                           11,006              6,391                  8,882
                                                          ------------        -----------            -----------
             Total investment income                      $    532,298        $   741,553            $   187,720
                                                          ------------        -----------            -----------

EXPENSES:
     Management fees                                      $    262,583        $   342,746            $    99,091
     Transfer agent fees                                         3,000              1,501                  7,715
     Distribution fees (Class II)                               39,927                  -                 24,684
                                                                18,512             18,512                 18,512
     Custodian fees                                             33,950             17,676                 26,871
     Professional fees                                          45,919             43,300                 33,845
     Printing                                                   28,855             16,189                 17,234
     Fees and expenses of nonaffiliated trustees                 4,025              3,756                  3,901
     Miscellaneous                                               3,277              1,175                  2,955
                                                          ------------        -----------            -----------
             Total expenses                               $    440,048            444,855                234,808
             Less management fees waived and expenses
                assumed by Pioneer Investment
                Management, Inc.                                                                         (47,244)
             Less fees paid indirectly                               -                  -                   (139)
                                                          ------------        -----------            -----------
             Net expenses                                 $    440,048        $   444,855            $   187,425
                                                          ------------        -----------            -----------
                Net investment income (loss)              $     92,250        $   296,698            $       295
                                                          ------------        -----------            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FUTURES CONTRACTS:
     Net realized gain from:
         Investments                                      $  2,937,296        $ 9,585,443            $   167,549
         Futures contracts                                      87,722
                                                          ------------        -----------            -----------
                                                          $  3,025,018        $ 9,585,443            $   167,549
                                                          ------------        -----------            -----------
     Change in net unrealized gain or loss from:
         Investments                                      $  1,061,614        $(4,376,717)           $    39,771
         Futures contracts                                     (50,893)                 -                      -
                                                          ------------        -----------            -----------
                                                          $  1,010,721        $(4,376,717)           $    39,771
                                                          ------------        -----------            -----------

         Net gain on investments and futures contracts    $  4,035,739        $ 5,208,726            $   207,320
                                                          ------------        -----------            -----------
         Net increase in net assets resulting
              from operations                             $  4,127,989        $ 5,505,424            $   207,615
                                                          ============        ===========            ===========

                                                                   Pioneer               Pioneer
                                                                Small Cap Value       Small Cap Value
                                                                VCT Portfolio          VCT Portfolio
                                                                  Pro Forma             Pro Forma
                                                                 Adjustments            Combined
                                                         ------------------------------------------
INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $884
         $0 and $74, respectively)                             $                       $  1,306,348
     Interest                                                                               128,944
     Income on securities loaned, net                                                        26,279
                                                                                       ------------
             Total investment income                           $          -            $  1,461,571
                                                                                       ------------
EXPENSES:
     Management fees                                           $                       $    704,420
     Transfer agent fees                                             (6,001)(b)               6,215
     Distribution fees (Class II)                                                            64,611
     Administrative reimbursements                                  (35,661)(a)              19,875
     Custodian fees                                                 (12,741)(a)              65,756
     Professional fees                                              (62,753)(a)              60,311
     Printing                                                       (16,627)(a)              45,651
     Fees and expenses of nonaffiliated trustees                     (5,682)(a)               6,000
     Miscellaneous                                                   28,000(c)               35,407
                                                               ------------            ------------
             Total expenses                                        (111,465)              1,008,246
             Less management fees waived and expenses
                assumed by Pioneer Investment
                Management, Inc.                                     47,244(b)                    -
             Less fees paid indirectly                                  139(b)                    -
                                                               ------------            ------------
             Net expenses                                      $    (64,082)           $  1,008,246
                                                               ------------            ------------
                Net investment income (loss)                   $     64,082            $    453,325
                                                               ------------            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FUTURES CONTRACTS:
     Net realized gain from:
         Investments                                                                   $ 12,690,288
                                                                                       ------------
         Futures contracts                                                                   87,722
                                                                                       ------------
                                                                                       $ 12,778,010
                                                                                       ------------
     Change in net unrealized gain or loss from:
         Investments                                                                   $ (3,275,332)
         Futures contracts                                                                  (50,893)
                                                                                       ------------
                                                                                       $ (3,326,225)
                                                                                       ------------
         Net gain on investments and futures contracts                                 $  9,451,785
                                                               ------------            ------------
         Net increase in net assets resulting
              from operations                                  $     64,082            $  9,905,110
                                                               ============            ============

         (a) Reflects reduction in expenses due to elimination of duplicate services.
         (b) Expense limitations conformed to the Pioneer Small Cap Value II and Small Company Portfolio's management contract.
         (c) Reflects costs of the reorganization.

           See accompanying notes to pro forma financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO
PRO FORMA
Schedule of Investments  (a)
December 31, 2005
(Unaudited)

                                                                Pioneer Small
                                                               Cap Value VCT
     Pioneer Small         Pioneer Small     Pioneer Small       Pro Forma
     Cap Value VCT       Cap Value II VCT     Company VCT        Combined
        Shares                Shares             Shares           Shares
        ------                ------             ------           ------
                                                                                  COMMON STOCKS
                                                                                  Energy
                                                                                  Coal & Consumable Fuels
             8,100                                                  8,100         Alpha Natural Resources, Inc. *
            12,164                                                 12,164         Massey Energy Co.

                                                                                  Integrated Oil & Gas
            10,700              11,900                             22,600         CNX Gas Corp. (144A) *

                                                                                  Oil & Gas Drilling
             7,500               8,500                             16,000         Bronco Drilling Company, Inc. *
            11,775                                                 11,775         Todco
             7,019                                                  7,019         Unit Corp. *

                                                                                  Oil & Gas Equipment & Services
            15,325                                4,400            19,725         Gulfmark Offshore, Inc. *
            32,661              57,900                             90,561         Key Energy Services, Inc. *
                                21,050            2,900            23,950         Lone Star Technologies, Inc. *
             6,440                                3,500             9,940         Maverick Tube Corp. *
                                                  3,200             3,200         NS Group, Inc.*
                                                  3,100             3,100         Offshore Logistics, Inc. *

                                                                                  Oil & Gas Exploration & Production
             5,075               2,800            2,425            10,300         Forest Oil Corp. *
                                                  2,000             2,000         Houston Exploration Co. *
             7,200                                                  7,200         Penn Virginia Corp.
            17,500              19,000                             36,500         Riata Energy, Inc. (144A) *
            16,900                                                 16,900         Rosetta Resources, Inc. (144A) *
            26,346                                                 26,346         Southwestern Energy Co. *
                                                  2,100             2,100         Stone Energy Corp. *
             2,145                                2,900             5,045         Swift Energy Co. *

                                                                                  Oil & Gas Storage & Transporation
             3,050                                                  3,050         Arlington Tankers, Ltd.
                                                  1,300             1,300         Overseas Shipholding Group, Inc.

                                                                                  Total Energy

                                                                                  Materials
                                                                                  Aluminum
                                                  4,500             4,500         Century Aluminum

                                                                                  Construction Materials
                                                  2,950             2,950         Mega Bloks, Inc. (144A)*
                                13,112                             13,112         Florida Rock Industries, Inc.
                                                  1,200             1,200         Texas Industries, Inc.

                                                                                  Diversified Chemical
                                                  2,100             2,100         FMC Corp.

                                                                                  Gold
            34,450                                                 34,450         Cambior, Inc. *
             8,950                                                  8,950         Glamis Gold, Ltd. *
            29,700                                                 29,700         IAMGOLD Corp.

                                                                                  Diversified Metals & Mining
                                                  4,900             4,900         Brush Engineered Materials, Inc.*

                                                                                  Paper Products
            27,793                                                 27,793         Domtar, Inc.

                                                                                  Specialty Chemicals
             9,281                                                  9,281         Chemtura Corp.
                                                  2,800             2,800         H.B Fuller Co.
                                                  9,700             9,700         PolyOne Corp. *
                                30,950                             30,950         Sensient Technologies Corp.

                                                                                  Steel
             4,350                                1,600             5,950         Carpenter Technology
             9,571                                                  9,571         NN, Inc.
                                10,125                             10,125         Schnitzer Steel Industries, Inc.

                                                                                  Total Materials

                                                                                  Capital Goods
                                                                                  Aerospace & Defense
                                                  5,600             5,600         Hexcel Corp. *
             6,633               7,337                             13,970         NCI, Inc. *
                                                  7,300             7,300         Orbital Sciences Corp. *
                                18,225                             18,225         Precision Castparts Corp,

                                                                                  Construction & Engineering
                                24,600                             24,600         URS Corp. *

            19,900                                                 19,900         Insituform Technologies, Inc. *

                                                                                  Construction, Farm Machinery & Heavy Trucks
                                                  4,500             4,500         AGCO CORP. *
                                34,250                             34,250         Astec Industries, Inc. *
            13,400                                6,700            20,100         Commercial Vehicle Group, Inc. *
            12,720                                5,100            17,820         Federal Signal Corp.
             8,670                                                  8,670         Joy Global, Inc.
             2,344                                  800             3,144         Nacco Industries, Inc.
                                                  2,000             2,000         Terex Corp. *
                                                  2,400             2,400         The Toro Co.
            17,725                                4,400            22,125         Wabtec Corp.

                                                                                  Electrical Component & Equipment
            13,700              15,200                             28,900         C&D Technologies, Inc.
            56,468                                                 56,468         Graftech International, Ltd. *
            56,979              18,500           23,700            99,179         Power-One, Inc. *

                                                                                  Industrial Machinery
                                                  3,200             3,200         Albany International Corp.
            10,775                                3,100            13,875         Flowserve Corp. *
                                                  2,175             2,175         Kennametal, Inc.

                                                                                  Trading Companies & Distributors
             5,879                                                  5,879         Applied Industrial Technologies, Inc.

                                                                                  Total Capital Goods

                                                                                  Commercial Services & Supplies
                                                                                  Commercial Printing
                                                  1,800             1,800         Consolidated Graphics, Inc. *
                                                  2,575             2,575         John H. Harland Co.

                                                                                  Diversified Commercial Services
            25,385                                                 25,385         Cornell Companies, Inc. *
             4,700                                                  4,700         Corrections Corporation of America *
                35                                                     35         Profit Recovery Group International *

             7,823                                                  7,823         School Specialty, Inc. *
                                                  2,301             2,301         The Brinks Co.

                                                                                  Human Resource & Employment Services
                                                  3,200             3,200         Administaff, Inc.
             9,345               5,000            4,400            18,745         Korn/Ferry International *
            51,175                                                 51,175         On Assignment, Inc. *
            11,700                                                 11,700         Watson Wyatt Worldwide Inc.

                                                                                  Total Commercial Services & Supplies

                                                                                  Transportation
                                                                                  Air Freight & Couriers
             5,175                                                  5,175         Forward Air Corp.
             5,500              40,075            2,100            47,675         Pacer International, Inc.

                                                                                  Marine
             5,800                                                  5,800         Dryships, Inc.
             6,400               7,100                             13,500         Eagle Bulk Shipping, Inc.
            11,050                                                 11,050         Excel Maritime Carriers, Ltd. *
             5,450               4,800                             10,250         Genco Shipping & Trading, Ltd.
            18,900              19,200                             38,100         Quintana Maritime, Ltd.

                                                                                  Railroads
            11,918                                3,400            15,318         Genesee & Wyoming, Inc. *
                                                  6,900             6,900         RailAmerica, Inc. *

                                                                                  Trucking
                                14,675            2,300            16,975         Arkansas Best Corp.
             4,793                                                  4,793         Dollar Thrifty Automotive Group *
                                25,325                             25,325         Landstar System, Inc.
                                                  9,100             9,100         Swift Transportation Co., Inc. *
            10,750                                                 10,750         Universal Truckload Services, Inc. *

                                                                                  Total Transportation

                                                                                  Automobiles & Components
                                                                                  Auto Parts & Equipment
                                                  5,400             5,400         Aftermarket Technology Corp. *

                                                                                  Tires & Rubber
            10,900               9,000                             19,900         Cooper Tire & Rubber *

                                                                                  Total Automobiles & Components

                                                                                  Consumer Durables & Apparel
                                                                                  Footwear
                                                 10,800            10,800         Skechers U.S.A.*
                                                  5,450             5,450         Wolverine World Wide, Inc.

                                                                                  Home Furnishings
                                 7,925                              7,925         Furniture Brands International, Inc.

                                                                                  Homebuilding
                                12,850                             12,850         Beazer Homes USA, Inc.
                                56,050                             56,050         Champion Enterprise, Inc. *

                                                                                  Housewares & Specialties
                                                  3,000             3,000         American Greetings Corp.
             8,505               9,500                             18,005         Jarden Corp. *
                                                  3,375             3,375         Yankee Candle Co.

                                                                                  Leisure Products
                                                    625               625         Mega Blocks*

                                                                                  Total Consumer Durables & Apparel


                                                                                  Consumer Services
                                                                                  Casinos & Gaming
                                47,000                             47,000         Ameristar Casinos, Inc.
            12,375                                                 12,375         Alliance Gaming Corp. *
                                                  3,900             3,900         Scientific Games Corp. *

                                                                                  Restaurants
                                13,125                             13,125         Jack In The Box, Inc. *
            11,719                                5,000            16,719         O'Charley's, Inc. *
                                                  3,400             3,400         Rare Hospitality International, Inc. *

                                                                                  Specialized Consumer Services
                                15,275                             15,275         Regis Corp.

                                                                                  Total Consumer Services

                                                                                  Media
                                                                                  Advertising
                                                  1,800             1,800         R.H. Donnelley Corp. *

                                                                                  Total Media

                                                                                  Retailing
                                                                                  Apparel Retail
                                                  7,100             7,100         Charming Shoppers, Inc. *
                                39,625                             39,625         Foot Locker, Inc.
                                                  2,300             2,300         Guess?, Inc. *
             6,280                                5,850            12,130         Stage Stores, Inc.

                                                                                  Catalog Retail
            35,425              51,950                             87,375         Insight Enterprises, Inc. *

                                                                                  Computer & Electronics Retail
            21,650                                                 21,650         Tweeter Home Entertainment Group, Inc. *

                                                                                  Distributors
                                12,425                             12,425         Building Materials Holding Corp.

                                                                                  General Merchandise Stores
            15,525                                                 15,525         Fred's, Inc.

                                                                                  Specialty Stores
            28,582                                                 28,582         Hancock Fabrics, Inc.
            41,355                                                 41,355         Rent-Way, Inc. *

                                                                                  Total Retailing

                                                                                  Food, Beverage & Tobacco
                                                                                  Agricultural Products
            11,258                                                 11,258         Fresh Del Monte Produce, Inc.

                                                                                  Packaged Foods & Meats
            18,175                                                 18,175         B & G Foods, Inc.
                                                  2,400             2,400         Lancaster Colony Corp.
                                                  2,139             2,139         The J.M. Smucker Co.

                                                                                  Tobacco
                                11,650                             11,650         Universal Corp.

                                                                                  Total Food, Beverage & Tobacco

                                                                                  Household & Personal Products
                                                                                  Household Products
                                                  2,300             2,300         Central Garden & Pet Co.*

                                                                                  Personal Products
             4,400               4,800                              9,200         Herbalife, Ltd. *
             5,875                                                  5,875         NBTY, Inc. *
            29,629              33,000            5,050            67,679         Nu Skin Enterprises, Inc.

                                                                                  Total Household & Personal Products


                                                                                  Health Care Equipment & Services
                                                                                  Health Care Equipment
             9,100                                                  9,100         Analogic Corp.
                                                  4,300             4,300         Steris Corp.

                                                                                  Health Care Facilities
                                29,175                             29,175         Hanger Orthopedic Group, Inc. *
                                                  2,500             2,500         Kindred Healthcare, Inc. *
                                                  2,500             2,500         Lifepoint Hospitals, Inc. *
                                                  3,804             3,804         Sunrise Senior Living, Inc. *
             3,358                                                  3,358         Triad Hospitals, Inc. *
                                                  2,100             2,100         Universal Health Services, Inc. (Class B)

                                                                                  Health Care Services
                                                  2,000             2,000         Cerner Corp. *
             7,106                                1,200             8,306         Chemed Corp.
            24,225                                                 24,225         Cross Country Healthcares, Inc. *
                                                  9,000             9,000         eResearch Technology, Inc. *
                                                  3,900             3,900         Lifeline Systems, Inc. *
             3,527                                1,325             4,852         Pediatrix Medical Group, Inc. *
            12,350                                                 12,350         Providence Service Corp. *

                                                                                  Health Care Supplies
                                                  1,975             1,975         Haemonetics Corp. *
            13,700              15,300            5,800            34,800         Merit Medical Systems, Inc. *

                                                                                  Managed Health Care
            14,420               5,500            3,500            23,420         AMERIGROUP Corp. *
                                                  1,356             1,356         Coventry Health Care, Inc. *

                                                                                  Total Health Care Equipment & Services

                                                                                  Pharmaceuticals & Biotechnology
                                                                                  Biotechnology
                                                  7,425             7,425         Cubist Pharmaceuticals, Inc. *
                                                  7,300             7,300         InterMune, Inc. *
             2,455                                                  2,455         Kendle International, Inc. *
                                                  7,100             7,100         Serologicals Corp. *

                                                                                  Pharmaceuticals
                                                  5,100             5,100         Connetics Corp.

                                                                                  Total Pharmaceuticals & Biotechnology

                                                                                  Banks
                                                                                  Regional Banks
             7,875                                                  7,875         Alliance Bankshares Corp. *
            33,550                                                 33,550         Cardinal Financial Corp.
                                29,550                             29,550         Central Pacific Financial Corp.
             4,700                                                  4,700         City National Corp.
                                                  4,700             4,700         Community Bank System, Inc.
                                21,400                             21,400         Greater Bay Bancorp.
                                38,945                             38,945         Hanmi Financial Corp.
                                 6,968            3,200            10,168         Provident Bankshares Corp.
             5,650                                                  5,650         Signature Bank *
             3,100               3,300                              6,400         Southwest Bancorp, Inc. *
            40,100                                                 40,100         Sterling Bancshares, Inc.
                                                  4,400             4,400         Susquehanna Bancshares, Inc.
            17,225                                                 17,225         Texas Capital Bancshares, Inc. *


                                                                                  Thrifts & Mortgage Finance
            16,505                                4,300            20,805         BankAtlantic Bancorp, Inc.
             5,150              16,575            3,100            24,825         BankUnited Financial Corp.
                                                  4,500             4,500         Charter Municipal Mortgage Acceptance Co.
                                                  5,000             5,000         Commercial Capital Bankcorp, Inc.
            11,550                                6,800            18,350         First Niagara Financial Group, Inc.
                                23,885                             23,885         PFF Bancorp, Inc.
            13,550                                4,800            18,350         Provident Financial Services, Inc.
                                                  2,125             2,125         Webster Financial Corp.

                                                                                  Total Banks

                                                                                  Diversified Financials
                                                                                  Asset Management & Custody Banks
            28,385              49,638            6,078            84,101         Apollo Investment Corp.

                                                                                  Consumer Finance
             8,575                                4,078            12,653         Advanta Corp.
             9,203                                                  9,203         Advanta Corp. (Class B)
                                39,725                             39,725         AmeriCredit Corp. *
            10,025              44,100                             54,125         Cash America International, Inc.
             7,900               8,500                             16,400         The First Marblehead Corp.

                                                                                  Investment Banking & Brokerage
             7,550                                                  7,550         A.G. Edwards, Inc.
            12,600                                                 12,600         OptionsXpress Holdings, Inc.
             9,175                                                  9,175         Piper Jaffray Co's. *
                                40,975                             40,975         SWS Group, Inc.

                                                                                  Specialized Finance
             7,143                                                  7,143         Financial Federal Corp.
             5,075                                                  5,075         Nasdaq Stock Market, Inc. *

                                                                                  Total Diversified Financials

                                                                                  Insurance
                                                                                  Life & Health Insurance
             6,600               7,200            3,000            16,800         American Equity Investment Life Holding *
                                18,000                             18,000         Stancorp Financial Group, Inc.

                                                                                  Multi-Line Insurance
            66,775              58,200                            124,975         Quanta Capital Holdings (144A) *
            10,200              11,000                             21,200         Quanta Capital Holdings *

                                                                                  Property & Casualty Insurance
            21,575               5,000            5,600            32,175         Assured Guaranty, Ltd.
                                12,200                             12,200         First American Corp.
                                                  2,900             2,900         Infinity Property & Casualty Corp.
             4,525                                                  4,525         National Interstate Corp.
                                35,000                             35,000         Ohio Casualty Corp.
                                18,000                             18,000         RLI Corp
             3,075                                                  3,075         Selective Insurance Group, Inc.

                                                                                  Reinsurance
            18,126              12,000            4,800            34,926         IPC Holdings, Ltd.
            11,700              13,100            3,400            28,200         Max Re Capital, Ltd.
             8,500                                                  8,500         Odyssey Re Holdings Corp.
             6,125               6,900                             13,025         Platinum Underwriter Holdings, Ltd.

                                                                                  Total Insurance


                                                                                  Real Estate
                                                                                  Real Estate Management & Development
            32,300              34,700            7,000            74,000         Deerfield Triarc Capital Corp.

                                                                                  Real Estate Investment Trusts
                                12,275                             12,275         Alexandria Real Estate Equities, Inc.
                                                  8,500             8,500         Anworth Mortgage Asset Corp.
            15,913                                4,577            20,490         BioMed Property Trust, Inc.
                                11,875                             11,875         Camden Property Trust
            13,000                                2,550            15,550         Capital Trust, Inc.
            26,350                                                 26,350         Feldman Mall Properties, Inc.
                                25,125                             25,125         First Potomac Realty Trust
                                35,400                             35,400         Hanover Capital Mortgage Holdings, Inc.
                                                  2,800             2,800         Heritage Property Investment Trust
                                                 10,000            10,000         MFA Mortgage investments, Inc.
                                                  2,800             2,800         Newcastle Investment Corp.
                                                  1,600             1,600         Redwood Trust, Inc.
                                                  5,900             5,900         Saxon Capital, Inc.

                                                                                  Total Real Estate

                                                                                  Software & Services
                                                                                  Application Software
            57,000              56,700                            113,700         Aspen Technology, Inc. *
            16,570              17,490                             34,060         Bottomline Technologies, Inc. *
                                                  2,300             2,300         Net 1 UEPS Technologies, Inc. *
                                                 16,600            16,600         Parametic Technology Co. *
            11,500              12,500            8,500            32,500         Sonic Solutions *
            14,054                                5,000            19,054         SPSS, Inc. *
            34,200              38,000           10,400            82,600         TIBCO Software, Inc. *

                                                                                  Data Processing & Outsourced Services
                                                  5,700             5,700         The BISYS Group, Inc. *
             5,925                                                  5,925         Intrado, Inc. *
            19,742                                                 19,742         Pegusus Systems, Inc. *

                                                                                  Internet Software & Services
                                                  7,000             7,000         Earthlink, Inc. *
                                                 12,300            12,300         Skillsoft PLC *

                                                                                  IT Consulting & Other Services
            12,275                                9,900            22,175         Gartner Group, Inc. *

                                                                                  Systems Software
            56,450              15,500                             71,950         Borland Software Corp. *
            12,725                                3,500            16,225         Internet Security Systems, Inc. *
             8,575                                                  8,575         Sybase, Inc. *

                                                                                  Total Software & Services

                                                                                  Technology Hardware & Equipment
                                                                                  Communications Equipment
                                                  6,300             6,300         AudioCodes, Ltd. *
            10,425              15,425            2,800            28,650         Black Box Corp.
                                                  4,800             4,800         CommScope, Inc. *
            13,250              13,000                             26,250         Dycom Industries, Inc. *
                                                  7,700             7,700         Packeteer, Inc. *

                                12,800                             12,800         Plantronics, Inc.
                 1                                                      1         Powerwave Technologies, Inc. *
            46,500              51,300                             97,800         Symmetricom, Inc. *

                                                                                  Computer Hardware
            13,300              14,700                             28,000         Avid Technology, Inc. *

                                                                                  Computer Storage & Peripherals
             6,160                                                  6,160         Electronics for Imaging, Inc. *
                                27,125                             27,125         Hypercom Corp. *
                                20,175                             20,175         Imation Corp.

                                                                                  Electronic Equipment & Instruments
                                                  7,575             7,575         Aerofelx, Inc.
            17,600                                                 17,600         Electro Scientific Industrials *
                                 6,400                              6,400         Landauer, Inc.
            16,900                                                 16,900         Planar Systems, Inc. *
            18,175                                5,400            23,575         Technitrol, Inc.

                                                                                  Electronic Manufacturing Services
                                24,925                             24,925         Benchmark Electronics, Inc.
            10,300              11,400                             21,700         Mercury Computer Systems, Inc. *

                                                                                  Technology Distributors
                                                  4,400             4,400         Agilysys, Inc.
                                21,625                             21,625         Anixter International, Inc.

                                                                                  Total Technology Hardware & Equipment

                                                                                  Semiconductors
                                                                                  Semiconductor Equipment
                                                  2,500             2,500         ADE Corp. *
            11,000                                                 11,000         Brooks Automation, Inc. *

                                                                                  Semiconductors
            41,350              91,725           22,000           155,075         Lattice Semiconductor Corp. *
                                                    500               500         PortalPlayer, Inc. *
                                                  3,300             3,300         Semtech Corp. *

                                                                                  Total Semiconductors

                                                                                  Telecommunication Services
                                                                                  Integrated Telecommunication Services
            40,200              44,700            9,400            94,300         Alaska Communications Systems Group, Inc.

                                                                                  Total Telecommunication Services

                                                                                  Utilities
                                                                                  Electric Utilities
                                21,075            3,100            24,175         IDACORP, Inc.

                                                                                  Gas Utilities
             7,975                                                  7,975         AGL Resources, Inc.


                                                  4,600             4,600         Atmos Energy Corp.

             5,750                                                  5,750         Energen Corp.

             8,005                                1,500             9,505         People's Energy Corp.

                                                  2,100             2,100         Multi-Utilities
                                                                                  CH Energy Group, Inc.

                                                                                  Total Utilities

                                                                                  TOTAL COMMON STOCKS

                                                                                  EXCHANGE TRADED FUNDS
             4,500                                                  4,500         Russell 2000 Exchange Traded Fund
             4,500                                                  4,500         Russell 2000 Growth Exchange Traded Fund
             3,875                                                  3,875         Russell 2000 Value Exchange Traded Fund

                                                                                  TOTAL EXCHANGE TRADED FUNDS

       Principal                                                     Principal
        Amount                                                        Amount
   ------------------                                            ---------------
                                                                                  TEMPORARY CASH INVESTMENTS
                                                                                  Repurchase Agreement
   $     3,200,000                                               $   3,200,000    UBS Warburg, Inc., 3.25%, dated 12/30/05,
                                                                                  repurchase price of $3,200,000 plus accrued
                                                                                  interest on 1/3/06 collateralized by $3,336,000
                                                                                  U.S. Treasury Bill, 4.36%, 6/29/06

         Shares                                                      Shares
   ------------------                                            ---------------
                                                                                  Security Lending Collateral
         3,838,966            3,604,067        1,399,038             8,842,071    Securities Lending Investment Fund, 4.24%

                                                                                  TOTAL TEMPORARY CASH INVESTMENTS
                                                                                  (Cost   $12,042,071)

                                                                                  TOTAL INVESTMENT IN SECURITIES
                                                                                  (Cost   $84,953,357)

                                                                                  OTHER ASSETS AND LIABILITIES

                                                                                  TOTAL NET ASSETS

                                                                                  Total Investments at Cost

                                                              Pioneer          Pioneer              Pioneer          Pioneer
                                                          Small Cap Value  Small Cap Value II    Small Company   Small Cap Value
                                                % of       VCT Portfolio     VCT Portfolio       VCT Portfolio     VCT Portfolio
                                              Pro Forma                                                          Pro Forma Combined
                                               Combined       Market          Market               Market            Market
                                              Net Assets       Value          Value                Value             Value
                                             ----------       ------          ------              ------             -----
COMMON STOCKS                                  94.5%
Energy                                          9.2%
Coal & Consumable Fuels                         0.6%
Alpha Natural Resources, Inc. *                           $    155,601     $                    $                $   155,601
Massey Energy Co.                                              460,651                                               460,651
                                                          --------------------------------------------------------------------------
                                                          $    616,252     $                    $                $   616,252
                                                          --------------------------------------------------------------------------
Integrated Oil & Gas                            0.5%
CNX Gas Corp. (144A) *                                    $    222,025     $   246,925          $                $   468,950
                                                          --------------------------------------------------------------------------
Oil & Gas Drilling                              1.2%
Bronco Drilling Company, Inc. *                           $   172,575      $   195,585          $                $   368,160
Todco                                                         448,157                                                448,157
Unit Corp. *                                                  386,256                                                386,256
                                                          --------------------------------------------------------------------------
                                                          $ 1,006,988      $   195,585          $                $ 1,202,573
                                                          --------------------------------------------------------------------------
Oil & Gas Equipment & Services                  3.7%
Gulfmark Offshore, Inc. *                                 $   453,927      $                    $    130,328     $   584,255
Key Energy Services, Inc. *                                   439,944          779,913                             1,219,857
Lone Star Technologies, Inc. *                                               1,087,443               149,814       1,237,257
Maverick Tube Corp. *                                         256,698                                139,510         396,208
NS Group, Inc.*                                                                                      133,792         133,792
Offshore Logistics, Inc. *                                                                            90,520          90,520
                                                          --------------------------------------------------------------------------
                                                          $ 1,150,569      $ 1,867,356          $    643,964     $ 3,661,889
                                                          --------------------------------------------------------------------------
Oil & Gas Exploration & Production              3.1%
Forest Oil Corp. *                                        $    231,268     $   127,596          $    110,507     $   469,371
Houston Exploration Co. *                                                                            105,600         105,600
Penn Virginia Corp.                                            413,280                                               413,280
Riata Energy, Inc. (144A) *                                    266,875         289,750                               556,625
Rosetta Resources, Inc. (144A) *                               304,200                                               304,200
Southwestern Energy Co. *                                      946,875                                               946,875
Stone Energy Corp. *                                                                                  95,613          95,613
Swift Energy Co. *                                              96,675                               130,703         227,378
                                                          --------------------------------------------------------------------------
                                                          $  2,259,173     $   417,346          $    442,423     $  3,118,942
                                                          --------------------------------------------------------------------------
Oil & Gas Storage & Transporation               0.1%
Arlington Tankers, Ltd.                                   $     66,338     $                    $                $     66,338
Overseas Shipholding Group, Inc.                                                                      65,507           65,507
                                                          --------------------------------------------------------------------------
                                                          $     66,338     $                    $     65,507     $    131,845
                                                          --------------------------------------------------------------------------
Total Energy                                              $  5,321,345     $ 2,727,212          $  1,151,894     $  9,200,451
                                                          --------------------------------------------------------------------------

Materials                                       3.5%
Aluminum                                        0.1%
Century Aluminum                                          $                $                    $    117,945     $    117,945
                                                          --------------------------------------------------------------------------
Construction Materials                          0.8%
Mega Bloks, Inc. (144A)*                                  $                $                    $     70,068     $     70,068
Florida Rock Industries, Inc.                                                  643,275                                643,275
Texas Industries, Inc.                                                                                59,808           59,808
                                                          --------------------------------------------------------------------------
                                                          $                $   643,275          $    129,876     $    773,151
                                                          --------------------------------------------------------------------------
Diversified Chemical                            0.1%
FMC Corp.                                                 $                $                    $    111,657     $    111,657
                                                          --------------------------------------------------------------------------
Gold                                            0.6%
Cambior, Inc. *                                           $     96,460     $                    $                $     96,460
Glamis Gold, Ltd. *                                            245,946                                                245,946
IAMGOLD Corp.                                                  232,254                                                232,254
                                                          --------------------------------------------------------------------------
                                                          $    574,660     $                    $                $    574,660
                                                          --------------------------------------------------------------------------

Diversified Metals & Mining                     0.1%
Brush Engineered Materials, Inc.*                         $                $                    $     77,910     $     77,910
                                                          --------------------------------------------------------------------------
Paper Products                                  0.2%
Domtar, Inc.                                              $    160,644     $                    $                $    160,644
                                                          --------------------------------------------------------------------------
Specialty Chemicals                             0.8%
Chemtura Corp.                                            $    117,869     $                    $                $    117,869
H.B Fuller Co.                                                                                        89,796           89,796
PolyOne Corp. *                                                                                       62,371           62,371
Sensient Technologies Corp.                               $                    554,005                                554,005
                                                          --------------------------------------------------------------------------
                                                          $    117,869     $   554,005          $    152,167     $    824,041
                                                          --------------------------------------------------------------------------
Steel                                           0.8%
Carpenter Technology                                      $    306,545     $                    $    112,752     $    419,297
NN, Inc.                                                       101,453                                                101,453
Schnitzer Steel Industries, Inc.                                               309,724                                309,724
                                                          --------------------------------------------------------------------------
                                                          $    407,998     $   309,724          $    112,752     $    830,474
                                                          --------------------------------------------------------------------------
Total Materials                                           $  1,261,171     $ 1,507,004          $    702,307     $  3,470,482
                                                          --------------------------------------------------------------------------

Capital Goods                                   8.2%
Aerospace & Defense                             1.3%
Hexcel Corp. *                                            $                $                    $    101,080     $    101,080
NCI, Inc. *                                                     91,071         100,737                                191,808
Orbital Sciences Corp. *                                                                              93,732           93,732
Precision Castparts Corp,                                                      944,237                                944,237
                                                          --------------------------------------------------------------------------
                                                          $     91,071     $ 1,044,974          $    194,812     $  1,330,857
                                                          --------------------------------------------------------------------------
Construction & Engineering                      1.3%
URS Corp. *                                               $                $   925,206          $                $    925,206
Insituform Technologies, Inc. *                           $    385,463     $                    $                $    385,463
                                                          --------------------------------------------------------------------------
                                                          $    385,463     $   925,206          $                $  1,310,669
                                                          --------------------------------------------------------------------------
Construction, Farm Machinery & Heavy Trucks     3.4%
AGCO CORP. *                                              $                $                    $     74,565     $     74,565
Astec Industries, Inc. *                                                     1,118,605                              1,118,605
Commercial Vehicle Group, Inc. *                               251,652                               125,826          377,478
Federal Signal Corp.                                           190,927                                76,551          267,478
Joy Global, Inc.                                               346,800                                                346,800
Nacco Industries, Inc.                                         274,600                                93,720          368,320
Terex Corp. *                                                                                        118,800          118,800
The Toro Co.                                                                                         105,048          105,048
Wabtec Corp.                                                   476,803                               118,360          595,163
                                                          --------------------------------------------------------------------------
                                                          $  1,540,782     $ 1,118,605          $    712,870     $  3,372,257
                                                          --------------------------------------------------------------------------
Electrical Component & Equipment                1.2%
C&D Technologies, Inc.                                    $    104,394     $   115,824          $                $    220,218
Graftech International, Ltd. *                                 351,231                                                351,231
Power-One, Inc. *                                              343,014         111,370               142,674          597,058
                                                          --------------------------------------------------------------------------
                                                          $    798,639     $   227,194          $    142,674     $  1,168,507
                                                          --------------------------------------------------------------------------
Industrial Machinery                            0.8%
Albany International Corp.                                $                $                    $    115,712     $    115,712
Flowserve Corp. *                                              426,259                               122,636          548,895
Kennametal, Inc.                                                                                     111,012          111,012
                                                          --------------------------------------------------------------------------
                                                               426,259                               349,360          775,619
                                                          --------------------------------------------------------------------------
Trading Companies & Distributors                0.2%
Applied Industrial Technologies, Inc.                     $    198,064     $                    $                $    198,064
                                                          --------------------------------------------------------------------------
Total Capital Goods                                       $  3,440,278     $ 3,315,979          $  1,399,716     $  8,155,973
                                                          --------------------------------------------------------------------------

Commercial Services & Supplies                  2.5%
Commercial Printing                             0.2%
Consolidated Graphics, Inc. *                             $                $                    $     85,212     $     85,212
John H. Harland Co.                                                                                   96,820           96,820
                                                          --------------------------------------------------------------------------
                                                          $                $                    $    182,032     $    182,032
                                                          --------------------------------------------------------------------------
Diversified Commercial Services                 1.0%
Cornell Companies, Inc. *                                 $    350,821     $                    $                $    350,821
Corrections Corporation of America *                           211,359                                                211,359
Profit Recovery Group International *                               21                                                     21
School Specialty, Inc. *                                       285,070                                                285,070
The Brinks Co.                                                                                       110,241          110,241
                                                          --------------------------------------------------------------------------
                                                          $    847,271     $                    $    110,241     $    957,512
                                                          --------------------------------------------------------------------------

Human Resource & Employment Services            1.4%
Administaff, Inc.                                         $                $                    $     134560     $    134,560
Korn/Ferry International *                                     174,658          93,450                82,236          350,344
On Assignment, Inc. *                                          558,319                                                558,319
Watson Wyatt Worldwide Inc.                                    326,430                                                326,430
                                                          --------------------------------------------------------------------------
                                                          $  1,059,407     $    93,450          $    216,796     $  1,369,653
                                                          --------------------------------------------------------------------------
Total Commercial Services & Supplies                      $  1,906,678     $    93,450          $    509,069     $  2,509,197
                                                          --------------------------------------------------------------------------

Transportation                                  5.5%
Air Freight & Couriers                          1.4%
Forward Air Corp.                                         $    189,664     $                    $                $    189,664
Pacer International, Inc.                                      143,330       1,044,354                54,726        1,242,410
                                                          --------------------------------------------------------------------------
                                                          $    332,994     $ 1,044,354          $     54,726     $  1,432,074
                                                          --------------------------------------------------------------------------
Marine                                          1.0%
Dryships, Inc.                                            $     70,875     $                    $                $     70,875
Eagle Bulk Shipping, Inc.                                      101,888         113,032                                214,920
Excel Maritime Carriers, Ltd. *                                126,523                                                126,523
Genco Shipping & Trading, Ltd.                                  95,048          83,712                                178,760
Quintana Maritime, Ltd.                                        192,402         195,456                                387,858
                                                          --------------------------------------------------------------------------
                                                          $    586,736     $   392,200          $                $    978,936
                                                          --------------------------------------------------------------------------
Railroads                                       0.7%
Genesee & Wyoming, Inc. *                                      446,925     $                    $    127,500     $    574,425
RailAmerica, Inc. *                                                                                   75,831           75,831
                                                          --------------------------------------------------------------------------
                                                          $    446,925     $                    $    203,331     $    650,256
                                                          --------------------------------------------------------------------------
Trucking                                        2.4%
Arkansas Best Corp.                                       $                $   641,004          $    100,464     $    741,468
Dollar Thrifty Automotive Group *                              172,882                                                172,882
Landstar System, Inc.                                                        1,057,066                              1,057,066
Swift Transportation Co., Inc. *                                                                     184,730          184,730
Universal Truckload Services, Inc. *                           247,250                                                247,250
                                                          --------------------------------------------------------------------------
                                                          $    420,132     $ 1,698,070          $    285,194     $  2,403,396
                                                          --------------------------------------------------------------------------
Total Transportation                                      $  1,786,787     $ 3,134,624          $    543,251     $  5,464,662
                                                          --------------------------------------------------------------------------

Automobiles & Components                        0.4%
Auto Parts & Equipment                          0.1%
Aftermarket Technology Corp. *                            $                $                    $    104,976     $    104,976
                                                          --------------------------------------------------------------------------
Tires & Rubber                                  0.3%
Cooper Tire & Rubber *                                    $    166,988     $   137,880          $                $    304,868
                                                          --------------------------------------------------------------------------
Total Automobiles & Components                            $    166,988     $   137,880          $    104,976     $    409,844
                                                          --------------------------------------------------------------------------


Consumer Durables & Apparel                     2.9%
Footwear                                        0.3%
Skechers U.S.A.*                                          $                $                    $    165,456     $    165,456
Wolverine World Wide, Inc.                                                                           122,407          122,407
                                                          --------------------------------------------------------------------------
                                                          $                $                    $    287,863     $    287,863
                                                          --------------------------------------------------------------------------
Home Furnishings                                0.2%
Furniture Brands International, Inc.                      $                $   176,965          $                $    176,965
                                                          --------------------------------------------------------------------------
Homebuilding                                    1.7%
Beazer Homes USA, Inc.                                    $                $   935,994          $                $    935,994
Champion Enterprise, Inc. *                                                    763,401                                763,401
                                                          --------------------------------------------------------------------------
                                                          $                $ 1,699,395          $                $  1,699,395
                                                          --------------------------------------------------------------------------
Housewares & Specialties                        0.7%
American Greetings Corp.                                  $                $                    $     65,910     $     65,910
Jarden Corp. *                                                 256,426         286,425                                542,851
Yankee Candle Co.                                         $                $                    $     86,400     $     86,400
                                                          --------------------------------------------------------------------------
                                                          $    256,426     $   286,425          $    152,310     $    695,161
                                                          --------------------------------------------------------------------------
Leisure Products                                0.0%
Mega Blocks*                                              $                $                    $     14,845     $     14,845
                                                          --------------------------------------------------------------------------
Total Consumer Durables & Apparel                         $    256,426     $ 2,162,785          $    455,018     $  2,874,229
                                                          --------------------------------------------------------------------------

Consumer Services                               2.7%
Casinos & Gaming                                1.3%
Ameristar Casinos, Inc.                                   $                $ 1,066,900          $                $  1,066,900
Alliance Gaming Corp. *                                        161,123                                                161,123
Scientific Games Corp. *                                                                             106,392          106,392
                                                          --------------------------------------------------------------------------
                                                          $    161,123     $ 1,066,900          $    106,392     $  1,334,415
                                                          --------------------------------------------------------------------------
Restaurants                                     0.8%
Jack In The Box, Inc. *                                   $                $   458,456          $                $    458,456
O'Charley's, Inc. *                                            181,762                                77,550          259,312
Rare Hospitality International, Inc. *                                                               103,326     $    103,326
                                                          --------------------------------------------------------------------------
                                                          $    181,762     $   458,456          $    180,876     $    821,094
                                                          --------------------------------------------------------------------------
Specialized Consumer Services                   0.6%
Regis Corp.                                               $                $   589,157          $                $    589,157
                                                          --------------------------------------------------------------------------
Total Consumer Services                                   $    342,885     $ 2,114,513          $    287,268     $  2,744,666
                                                          --------------------------------------------------------------------------

Media                                           0.1%
Advertising                                     0.1%
R.H. Donnelley Corp. *                                    $                $                    $    110,916     $    110,916
                                                          --------------------------------------------------------------------------
Total Media                                               $                $                    $    110,916     $    110,916
                                                          --------------------------------------------------------------------------
Retailing                                       4.8%
Apparel Retail                                  1.5%
Charming Shoppers, Inc. *                                 $                $                    $     93,720     $     93,720
Foot Locker, Inc.                                                              934,754                                934,754
Guess?, Inc. *                                                                                        81,880           81,880
Stage Stores, Inc.                                        $    187,018     $                    $    174,213     $    361,231
                                                          --------------------------------------------------------------------------
                                                          $    187,018     $   934,754          $    349,813     $  1,471,585
                                                          --------------------------------------------------------------------------
Catalog Retail                                  1.7%
Insight Enterprises, Inc. *                               $    694,684     $ 1,018,740          $                $  1,713,424
                                                          --------------------------------------------------------------------------
Computer & Electronics Retail                   0.1%
Tweeter Home Entertainment Group, Inc. *                  $    123,838     $                    $                $    123,838
                                                          --------------------------------------------------------------------------
Distributors                                    0.8%
Building Materials Holding Corp.                          $                $   847,509          $                $    847,509
                                                          --------------------------------------------------------------------------
General Merchandise Stores                      0.3%
Fred's, Inc.                                              $    252,592     $                    $                $    252,592
                                                          --------------------------------------------------------------------------
Specialty Stores                                0.4%
Hancock Fabrics, Inc.                                     $    116,329     $                    $                $    116,329
Rent-Way, Inc. *                                               264,258                                                264,258
                                                          --------------------------------------------------------------------------
                                                          $    380,587     $                    $                $    380,587
                                                          --------------------------------------------------------------------------
Total Retailing                                           $  1,638,719     $ 2,801,003          $    349,813     $  4,789,535
                                                          --------------------------------------------------------------------------

Food, Beverage & Tobacco                        1.2%
Agricultural Products                           0.3%
Fresh Del Monte Produce, Inc.                             $    256,345     $                    $                $    256,345
                                                          --------------------------------------------------------------------------
Packaged Foods & Meats                          0.4%
B & G Foods, Inc.                                         $    263,901     $                    $                $    263,901
Lancaster Colony Corp.                                                                                88,920           88,920
The J.M. Smucker Co.                                      $                $                    $     94,116     $     94,116
                                                          --------------------------------------------------------------------------
                                                          $    263,901     $         0          $    183,036     $    446,937
                                                          --------------------------------------------------------------------------
Tobacco                                         0.5%
Universal Corp.                                                                505,144                           $    505,144
                                                          --------------------------------------------------------------------------
Total Food, Beverage & Tobacco                            $    520,246     $   505,144          $    183,036     $  1,208,426
                                                          --------------------------------------------------------------------------

Household & Personal Products                   1.7%
Household Products                              0.1%
Central Garden & Pet Co.*                                 $                $                    $    105,662     $    105,662
                                                          --------------------------------------------------------------------------
Personal Products                               1.6%
Herbalife, Ltd. *                                         $    143,088     $   156,096          $                $    299,184
NBTY, Inc. *                                                    95,469                                                 95,469
Nu Skin Enterprises, Inc.                                      520,876         580,140                88,779        1,189,795
                                                          --------------------------------------------------------------------------
                                                          $    759,433     $   736,236          $     88,779     $  1,584,448
                                                          --------------------------------------------------------------------------
Total Household & Personal Products                       $    759,433     $   736,236          $    194,441     $  1,690,110
                                                          --------------------------------------------------------------------------


Health Care Equipment & Services                4.4%
Health Care Equipment                           0.5%
Analogic Corp.                                            $    435,435     $                    $                $    435,435
Steris Corp.                                                                                         107,586          107,586
                                                          --------------------------------------------------------------------------
                                                          $    435,435     $                    $    107,586     $    543,021
                                                          --------------------------------------------------------------------------
Health Care Facilities                          0.7%
Hanger Orthopedic Group, Inc. *                           $                $   166,589          $                $    166,589
Kindred Healthcare, Inc. *                                                                            64,400           64,400
Lifepoint Hospitals, Inc. *                                                                           93,750           93,750
Sunrise Senior Living, Inc. *                                                                        128,233          128,233
Triad Hospitals, Inc. *                                        131,734                                                131,734
Universal Health Services, Inc. (Class B)                                                             98,154           98,154
                                                          --------------------------------------------------------------------------
                                                          $    131,734     $   166,589          $    384,537     $    682,860
                                                          --------------------------------------------------------------------------
Health Care Services                            2.1%
Cerner Corp. *                                            $                $                    $    181,820     $    181,820
Chemed Corp.                                                   353,026                                59,616          412,642
Cross Country Healthcares, Inc. *                              430,721                                                430,721
eResearch Technology, Inc. *                                                                         135,900          135,900
Lifeline Systems, Inc. *                                                                             142,584          142,584
Pediatrix Medical Group, Inc. *                                312,386                               117,355          429,741
Providence Service Corp. *                                     355,557                                                355,557
                                                          --------------------------------------------------------------------------
                                                          $  1,451,690     $                    $    637,275     $  2,088,965
                                                          --------------------------------------------------------------------------
Health Care Supplies                            0.5%
Haemonetics Corp. *                                       $                $                    $     96,499     $     96,499
Merit Medical Systems, Inc. *                                  166,318         185,741                70,412          422,471
                                                          --------------------------------------------------------------------------
                                                          $    166,318     $   185,741          $    166,911     $    518,970
                                                          --------------------------------------------------------------------------
Managed Health Care                             0.5%
AMERIGROUP Corp. *                                        $    280,613     $   107,030          $     68,110     $    455,753
Coventry Health Care, Inc. *                                                                          77,238           77,238
                                                          --------------------------------------------------------------------------
                                                          $    280,613     $   107,030          $    145,348     $    532,991
                                                          --------------------------------------------------------------------------
Total Health Care Equipment & Services                    $  2,465,790     $   459,360          $  1,441,657     $  4,366,807
                                                          --------------------------------------------------------------------------

Pharmaceuticals & Biotechnology                 0.6%
Biotechnology                                   0.5%
Cubist Pharmaceuticals, Inc. *                                                                       157,781     $    157,781
InterMune, Inc. *                                                                                    122,640          122,640
Kendle International, Inc. *                                    63,192                                                 63,192
Serologicals Corp. *                                      $                $                    $    140,154     $    140,154
                                                          --------------------------------------------------------------------------
                                                          $     63,192     $                    $    420,575     $    483,767
                                                          --------------------------------------------------------------------------
Pharmaceuticals                                 0.1%
Connetics Corp.                                           $                $                    $     73,695     $     73,695
                                                          --------------------------------------------------------------------------
Total Pharmaceuticals & Biotechnology                     $     63,192     $                    $    494,270     $    557,462
                                                          --------------------------------------------------------------------------

Banks                                           7.6%
Regional Banks                                  5.0%
Alliance Bankshares Corp. *                               $    126,079     $                    $                $    126,079
Cardinal Financial Corp.                                       369,050                                                369,050
Central Pacific Financial Corp.                                              1,061,436                              1,061,436
City National Corp.                                            340,468                                                340,468
Community Bank System, Inc.                                                                          105,985          105,985
Greater Bay Bancorp.                                                           548,268                                548,268
Hanmi Financial Corp.                                                          695,558                                695,558
Provident Bankshares Corp.                                                     235,309               108,064          343,373
Signature Bank *                                               158,596                                                158,596
Southwest Bancorp, Inc. *                                       62,000          66,000                                128,000
Sterling Bancshares, Inc.                                      619,144                                                619,144
Susquehanna Bancshares, Inc.                                                                         104,192          104,192
Texas Capital Bancshares, Inc. *                               386,012                                                386,012
                                                          --------------------------------------------------------------------------
                                                          $  2,061,349     $ 2,606,571          $    318,241     $  4,986,161
                                                          --------------------------------------------------------------------------

Thrifts & Mortgage Finance                      2.6%
BankAtlantic Bancorp, Inc.                                $    231,070     $                    $     60,200     $    291,270
BankUnited Financial Corp.                                     136,833         440,398                82,367          659,598
Charter Municipal Mortgage Acceptance Co.                                                             95,310           95,310
Commercial Capital Bankcorp, Inc.                                                                     85,600           85,600
First Niagara Financial Group, Inc.                            167,129                                98,396          265,525
PFF Bancorp, Inc.                                                              728,970                                728,970
Provident Financial Services, Inc.                             250,811                                88,848          339,659
Webster Financial Corp.                                                                               99,663           99,663
                                                          --------------------------------------------------------------------------
                                                          $    785,843     $ 1,169,368          $    610,384     $  2,565,595
                                                          --------------------------------------------------------------------------
Total Banks                                               $  2,847,192     $ 3,775,939          $    928,625     $  7,551,756
                                                          --------------------------------------------------------------------------

Diversified Financials                          7.4%
Asset Management & Custody Banks                1.5%
Apollo Investment Corp.                                   $    508,943     $   890,009          $    108,979     $  1,507,931
                                                          --------------------------------------------------------------------------
Consumer Finance                                3.5%
Advanta Corp.                                             $    258,365     $                    $    132,290     $    390,655
Advanta Corp. (Class B)                                        298,545                                                298,545
AmeriCredit Corp. *                                                          1,018,152                              1,018,152
Cash America International, Inc.                               232,480       1,022,679                              1,255,159
The First Marblehead Corp.                                     259,594         279,310                                538,904
                                                          --------------------------------------------------------------------------
                                                          $  1,048,984     $ 2,320,141          $    132,290     $  3,501,415
                                                          --------------------------------------------------------------------------
Investment Banking & Brokerage                  1.9%
A.G. Edwards, Inc.                                        $    353,793     $                    $                $    353,793
OptionsXpress Holdings, Inc.                                   309,330                                                309,330
Piper Jaffray Co's. *                                          370,670                                                370,670
SWS Group, Inc.                                                                858,017                                858,017
                                                          --------------------------------------------------------------------------
                                                          $  1,033,793     $   858,017          $                $  1,891,810
                                                          --------------------------------------------------------------------------
Specialized Finance                             0.5%
Financial Federal Corp.                                   $    317,506     $                    $                $    317,506
Nasdaq Stock Market, Inc. *                                    178,539                                                178,539
                                                          --------------------------------------------------------------------------
                                                          $    496,045     $                    $                $    496,045
                                                          --------------------------------------------------------------------------
Total Diversified Financials                              $  3,087,765     $ 4,068,167          $    241,269     $  7,397,201
                                                          --------------------------------------------------------------------------

Insurance                                       8.2%
Life & Health Insurance                         1.1%
American Equity Investment Life Holding *                 $     86,130     $    93,960          $     39,150     $    219,240
Stancorp Financial Group, Inc.                            $                $   899,100          $                $    899,100
                                                          --------------------------------------------------------------------------
                                                          $     86,130     $   993,060          $     39,150     $  1,118,340
                                                          --------------------------------------------------------------------------
Multi-Line Insurance                            1.2%
Quanta Capital Holdings (144A) *                          $    340,553     $   296,820          $                $    637,373
Quanta Capital Holdings *                                      260,100         280,500                                540,600
                                                          --------------------------------------------------------------------------
                                                          $    600,653     $   577,320          $          0     $  1,177,973
                                                          --------------------------------------------------------------------------
Property & Casualty Insurance                   3.6%
Assured Guaranty, Ltd.                                    $    547,789     $   126,950          $    142,184     $    816,923
First American Corp.                                                           552,660                                552,660
Infinity Property & Casualty Corp.                                                                   107,909          107,909
National Interstate Corp.                                       86,292                                                 86,292
Ohio Casualty Corp.                                                            991,200                                991,200
RLI Corp                                                                       897,660                                897,660
Selective Insurance Group, Inc.                                163,283                                                163,283
                                                          --------------------------------------------------------------------------
                                                          $    797,364     $ 2,568,470          $    250,093     $  3,615,927
                                                          --------------------------------------------------------------------------
Reinsurance                                     2.3%
IPC Holdings, Ltd.                                        $    496,290     $   328,560          $    131,424     $    956,274
Max Re Capital, Ltd.                                           303,846         340,207                88,298          732,351
Odyssey Re Holdings Corp.                                      213,180                                                213,180
Platinum Underwriter Holdings, Ltd.                            190,304         214,383                                404,687
                                                          --------------------------------------------------------------------------
                                                          $  1,203,620     $   883,150          $    219,722     $  2,306,492
                                                          --------------------------------------------------------------------------
Total Insurance                                           $  2,687,767     $ 5,022,000          $    508,965     $  8,218,732
                                                          --------------------------------------------------------------------------


Real Estate                                     5.3%
Real Estate Management & Development            1.0%
Deerfield Triarc Capital Corp.                            $    442,510     $   475,390          $     95,900     $  1,013,800
                                                          --------------------------------------------------------------------------
Real Estate Investment Trusts                   4.3%
Alexandria Real Estate Equities, Inc.                     $                $   988,138          $                $    988,138
Anworth Mortgage Asset Corp.                                                                          62,050           62,050
BioMed Property Trust, Inc.                                    388,277                               111,679          499,956
Camden Property Trust                                                          687,800                                687,800
Capital Trust, Inc.                                            380,640                                74,664          455,304
Feldman Mall Properties, Inc.                                  316,464                                                316,464
First Potomac Realty Trust                                                     668,325                                668,325
Hanover Capital Mortgage Holdings, Inc.                                        236,472                                236,472
Heritage Property Investment Trust                                                                    93,520           93,520
MFA Mortgage investments, Inc.                                                                        57,000           57,000
Newcastle Investment Corp.                                                                            69,580           69,580
Redwood Trust, Inc.                                                                                   66,016           66,016
Saxon Capital, Inc.                                                                                   66,847           66,847
                                                          --------------------------------------------------------------------------
                                                          $  1,085,381     $ 2,580,735          $    601,356     $  4,267,472
                                                          --------------------------------------------------------------------------
Total Real Estate                                         $  1,527,891     $ 3,056,125          $    697,256     $  5,281,272
                                                          --------------------------------------------------------------------------

Software & Services                             4.9%
Application Software                            3.1%
Aspen Technology, Inc. *                                  $    447,450     $   445,095          $                $    892,545
Bottomline Technologies, Inc. *                                182,601         192,740                                375,341
Net 1 UEPS Technologies, Inc. *                                                                       66,355           66,355
Parametic Technology Co. *                                                                           101,260          101,260
Sonic Solutions *                                              173,765         188,874               128,435          491,074
SPSS, Inc. *                                                   434,690                               154,650          589,340
TIBCO Software, Inc. *                                         255,474         283,860                77,688          617,022
                                                          --------------------------------------------------------------------------
                                                          $  1,493,980     $ 1,110,569          $    528,388     $  3,132,937
                                                          --------------------------------------------------------------------------
Data Processing & Outsourced Services           0.4%
The BISYS Group, Inc. *                                   $                $                    $     79,857     $     79,857
Intrado, Inc. *                                                136,394                                                136,394
Pegusus Systems, Inc. *                                        177,086                                                177,086
                                                          --------------------------------------------------------------------------
                                                          $    313,480     $                    $     79,857     $    393,337
                                                          --------------------------------------------------------------------------
Internet Software & Services                    0.1%
Earthlink, Inc. *                                         $                $                    $     77,770     $     77,770
Skillsoft PLC *                                                                                       67,650           67,650
                                                          --------------------------------------------------------------------------
                                                          $                $                    $    145,420     $    145,420
                                                          --------------------------------------------------------------------------
IT Consulting & Other Services                  0.3%
Gartner Group, Inc. *                                     $    158,348     $                    $    127,710     $    286,058
                                                          --------------------------------------------------------------------------
Systems Software                                1.0%
Borland Software Corp. *                                  $    368,619     $   101,215          $                $    469,834
Internet Security Systems, Inc. *                              266,589                                73,325          339,914
Sybase, Inc. *                                                 187,450                                                187,450
                                                          --------------------------------------------------------------------------
                                                          $    822,658     $   101,215          $     73,325     $    997,198
                                                          --------------------------------------------------------------------------
Total Software & Services                                 $  2,788,466     $ 1,211,784          $    954,700     $  4,954,950
                                                          --------------------------------------------------------------------------

Technology Hardware & Equipment                 9.7%
Communications Equipment                        3.4%
AudioCodes, Ltd. *                                        $                $                    $     69,930     $     69,930
Black Box Corp.                                                493,937         730,837               132,664        1,357,438
CommScope, Inc. *                                                                                     96,624           96,624
Dycom Industries, Inc. *                                       291,500         286,000                                577,500
Packeteer, Inc. *                                                                                     59,829           59,829
Plantronics, Inc.                                                              362,240                                362,240
Powerwave Technologies, Inc. *                                      13                                                     13
Symmetricom, Inc. *                                            393,853         434,511                                828,364
                                                          --------------------------------------------------------------------------
                                                          $  1,179,303     $ 1,813,588          $    359,047     $  3,351,938
                                                          --------------------------------------------------------------------------

Computer Hardware                               1.5%
Avid Technology, Inc. *                                   $    728,308     $   804,972          $                $  1,533,280
                                                          --------------------------------------------------------------------------
Computer Storage & Peripherals                  1.3%
Electronics for Imaging, Inc. *                           $    163,918     $                    $                $    163,918
Hypercom Corp. *                                                               173,329                                173,329
Imation Corp.                                             $                $   929,462          $                $    929,462
                                                          --------------------------------------------------------------------------
                                                          $    163,918     $ 1,102,791          $          0     $  1,266,709
                                                          --------------------------------------------------------------------------
Electronic Equipment & Instruments              1.3%
Aerofelx, Inc.                                            $                $                    $     81,431     $     81,431
Electro Scientific Industrials *                               425,040                                                425,040
Landauer, Inc.                                                                 294,976                                294,976
Planar Systems, Inc. *                                         141,453                                                141,453
Technitrol, Inc.                                               310,793                                92,340          403,133
                                                          --------------------------------------------------------------------------
                                                          $    877,286     $   294,976          $    173,771     $  1,346,033
                                                          --------------------------------------------------------------------------
Electronic Manufacturing Services               1.3%
Benchmark Electronics, Inc.                               $                $   838,228          $                $    838,228
Mercury Computer Systems, Inc. *                               212,489         235,182                                447,671
                                                          --------------------------------------------------------------------------
                                                          $    212,489     $ 1,073,410          $          0     $  1,285,899
                                                          --------------------------------------------------------------------------
Technology Distributors                         0.9%
Agilysys, Inc.                                            $                $                    $     80,168     $     80,168
Anixter International, Inc.                                                    845,970                                845,970
                                                          --------------------------------------------------------------------------
                                                          $                $   845,970          $     80,168     $    926,138
                                                          --------------------------------------------------------------------------
Total Technology Hardware & Equipment                     $  3,161,304     $ 5,935,707          $    612,986     $  9,709,997
                                                          --------------------------------------------------------------------------

Semiconductors                                  0.9%
Semiconductor Equipment                         0.2%
ADE Corp. *                                               $                $                    $     60,150     $     60,150
Brooks Automation, Inc. *                                      137,830                                                137,830
                                                          --------------------------------------------------------------------------
                                                          $    137,830     $                    $     60,150     $    197,980
                                                          --------------------------------------------------------------------------
Semiconductors                                  0.7%
Lattice Semiconductor Corp. *                             $    178,632     $   396,251          $     95,040     $    669,923
PortalPlayer, Inc. *                                                                                  14,160           14,160
Semtech Corp. *                                                                                       60,258           60,258
                                                          --------------------------------------------------------------------------
                                                          $    178,632     $   396,251          $    169,458     $    744,341
                                                          --------------------------------------------------------------------------
Total Semiconductors                                      $    316,462     $   396,251          $    229,608     $    942,321
                                                          --------------------------------------------------------------------------

Telecommunication Services                      1.0%
Integrated Telecommunication Services           1.0%
Alaska Communications Systems Group, Inc.                 $    408,432     $   454,152          $     95,504     $    958,088
                                                          --------------------------------------------------------------------------
Total Telecommunication Services                          $    408,432     $   454,152          $     95,504     $    958,088
                                                          --------------------------------------------------------------------------

Utilities                                       1.7%
Electric Utilities                              0.7%
IDACORP, Inc.                                             $                $   617,498          $     90,830     $    708,328
                                                          --------------------------------------------------------------------------

Gas Utilities                                   0.9%
AGL Resources, Inc.                                       $    277,607     $                    $                $    277,607

Atmos Energy Corp.                                                                                                    120,336
                                                                                                     120,336
Energen Corp.                                                                                                         208,840
                                                               208,840
People's Energy Corp.                                                                                                 333,340
                                                               280,735                                52,605
                                                          --------------------------------------------------------------------------
                                                          $    767,182     $                    $    172,941     $    940,123
                                                          --------------------------------------------------------------------------
Multi-Utilities                                 0.1%
CH Energy Group, Inc.                                                                                 96,389           96,389
                                                          --------------------------------------------------------------------------
Total Utilities                                           $    767,182     $   617,498          $    360,160     $  1,744,840
                                                          --------------------------------------------------------------------------

TOTAL COMMON STOCKS                                       $ 37,522,399     $44,232,813          $ 12,556,705     $ 94,311,917
                                                          --------------------------------------------------------------------------

EXCHANGE TRADED FUNDS                           0.9%
Russell 2000 Exchange Traded Fund                         $    300,105     $                    $                $    300,105
Russell 2000 Growth Exchange Traded Fund                       313,335                                                313,335
Russell 2000 Value Exchange Traded Fund                        255,789                                                255,789
                                                          --------------------------------------------------------------------------
                                                          $                $                    $                $    869,229
                                                               869,229
                                                          --------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS                               $    869,229     $                    $                $   869,229
                                                          --------------------------------------------------------------------------

                                                              Value

TEMPORARY CASH INVESTMENTS                     12.1%
Repurchase Agreement                            3.2%
UBS Warburg, Inc., 3.25%, dated 12/30/05,
repurchase price of $3,200,000 plus
accrued interest on 1/3/06 collateralized by
$3,336,000 U.S. Treasury Bill, 4.36%, 6/29/06             $  3,200,000     $                    $                $  3,200,000
                                                          --------------------------------------------------------------------------

Security Lending Collateral                     8.9%
Securities Lending Investment Fund, 4.24%                 $  3,838,966     $ 3,604,067          $  1,399,038     $  8,842,071
                                                          --------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost   $12,042,071)                                      $  7,038,966     $ 3,604,067          $  1,399,038     $ 12,042,071
                                                          --------------------------------------------------------------------------

TOTAL INVESTMENT IN SECURITIES                107.4%
(Cost   $84,953,357)                                      $ 45,430,594     $47,836,880          $ 13,955,743     $107,223,217
                                                          --------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES                   -7.4%      $ (3,176,387)    $(3,233,255)         $   (939,304)    $ (7,376,946)
                                                          --------------------------------------------------------------------------

TOTAL NET ASSETS                              100.0%      $ 42,254,207     $44,603,625          $ 13,016,439     $ 99,846,271(b)
                                                          ==========================================================================
Total Investments at Cost                                 $ 39,267,953     $32,670,206          $ 13,015,198     $ 84,953,357
                                                          ==========================================================================

*     Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration.

(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger no securities would need to be sold in order for Pioneer Small Cap Value VCT Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

(b)   Includes costs of the reorganization.


The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/05
(Unaudited)

1. Description of the Portfolio

The Small Cap Value VCT Portfolio (Small Cap Value Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust). The Trust is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty nine separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
         Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
         Pioneer International Value VCT Portfolio (International Value
           Portfolio)
         Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio) Pioneer Small Company VCT Portfolio (Small Company Portfolio)
         Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
         Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
         Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
         Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
         Pioneer Balanced VCT Portfolio (Balanced Portfolio)
         Pioneer High Yield VCT Portfolio (High Yield Portfolio)
         Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
         Pioneer Money Market VCT Portfolio (Money Market Portfolio)
           (Class I shares only)
         Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer AmPac Growth VCT Portfolio (Papp AmPac Growth Portfolio)
           (Class II shares only)
         Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap
           Growth Portfolio) (Class II shares only)
         Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
           Growth Portfolio) (Class II shares only)
         Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities
           Portfolio) (Class I shares only)
         Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
           (Class I shares only)
         Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only) Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio)
           (Class II shares only)

         Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
           (Class II shares only)
         Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
           (Class II shares only)
         Pioneer Ibboston Aggressive Allocation VCT Portfolio
           (Ibboston Aggressive Allocation Portfolio) (Class II share only) Pioneer Ibboston Moderate Allocation VCT Portfolio (Ibboston Moderate
           Allocation Portfolio) (Class II shares only)
         Pioneer Ibboston Growth Allocation VCT Portfolio
           (Ibboston Growth Allocation Portfolio) (Class II shares only)
         Pioneer Core Bond VCT Portfolio (Core Bond Portfolio)
           (Class II shares only)

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Small Cap Value Portfolio is to seek capital appreciation.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of the Small Cap Value II Portfolio and Small Company Portfolio by Small Cap Value Portfolio, as if such acquisition had taken place as of January 1, 2005.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") among these three Portfolios, the combination of the Small Cap Value Portfolio, Small Cap Value II Portfolio and Small Company Portfolio will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of the Small Cap Value II Portfolio and Small Company Portfolio in exchange for shares of the Small Cap Value Portfolio at their net asset values. The accompanying pro forma schedules of investments, statements of assets and liabilities and the related statements of operations of the Small Cap Value Portfolio, Small Cap Value II Portfolio and Small Company Portfolio have been prepared as of and for their most recent fiscal year ended December 31, 2005. Following the acquisition, Small Cap Value Portfolio will be the accounting survivor. The Advisor has agreed to pay 50% of the expenses associated with the reorganizations, and each of the Small Cap Value II VCT Portfolio, Small Company VCT Portfolio and Small Cap Value VCT Portfolio will equally bear the remaining costs of the reorganization. These costs are reflected in the proforma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Small Cap Value Portfolio, Small Cap Value II Portfolio and Small Company Portfolio in their respective annual reports to shareowners dated December 31, 2005. Adjustments have been made to expenses for Pioneer affiliated service providers and duplicate services that would not have been incurred if the merger had taken place on January 1, 2005.

3. Security Valuation

Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2005, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Small capitalization stocks, such as those in the Small Cap Value Portfolio, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.


4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Small Cap Value Portfolio that would have been issued at December 31, 2005, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of the Small Cap Value II Portfolio or Small Company Portfolio, as of December 31, 2005, divided by the net asset value per share of the Portfolio's shares as of December 31, 2005. The pro forma number of shares outstanding, by class, for the combined Small Cap Value Portfolio consists of the following at December 31, 2005:

---------------------------- ------------------------ ---------------------------- --------------------------

                                     Shares of
                                   Small Cap Value           Additional Shares
                                      Portfolio               Assumed Issued        Total Outstanding Shares
    Class of Shares               Pre-Combination            In Reorganization          Post-Combination
---------------------------- ------------------------ ---------------------------- --------------------------
Class I                              1,269,643                     2,957,885                 4,227,528
---------------------------- ------------------------ ---------------------------- --------------------------
Class II                             1,350,250                       605,744                 1,955,994
---------------------------- ------------------------ ---------------------------- --------------------------

5. Federal Income Taxes

    The Small Cap Value Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Small Cap Value Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The identified cost of investments for these portfolios is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Small Cap Value Portfolio.

                       PIONEER SMALL COMPANY VCT PORTFOLIO
                    PIONEER SMALL CAP VALUE II VCT PORTFOLIO

                      JOINT SPECIAL MEETING OF SHAREHOLDERS

                                  May 23, 2006

         This proxy is solicited on behalf of the Board of Trustees of Pioneer Variable Contracts Trust (the "Trust"), on behalf of its series, Pioneer Small Company VCT Portfolio and Small Cap Value II VCT Portfolio (each, a "Portfolio"). The undersigned hereby appoints John F. Cogan, Jr., Dorothy E. Bourassa and David C. Phelan, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Portfolios at the Joint Special Meeting of Shareholders of the Portfolios to be held at 2:00 p.m., Eastern time, on May 23, 2006, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Meeting and combined Proxy Statement and Prospectus.


                            Date:  April 18, 2006

                            YOUR VOTE IS VERY IMPORTANT.
                            PLEASE COMPLETE, SIGN, DATE AND RETURN
                            THE ENCLOSED PROXY CARD
                            PROMPTLY.


                            ---------------------------------------------------

                            ---------------------------------------------------
                            Signature(s) of Shareholder(s)    (Sign in the Box)

                            NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

        NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
        ------------------------------------------------------


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your Board of Trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization. Under an Agreement and Plan of Reorganization, your Portfolio will transfer all of its assets to Pioneer Small Cap Value VCT Portfolio (the "Acquiring Portfolio"), a series of the Trust managed by Pioneer Investment Management, Inc., in exchange for shares of the Acquiring Portfolio.

Refer to the combined Proxy Statement and Prospectus to review relevant information regarding the Acquiring Portfolio.


                FOR |_|          AGAINST |_|          ABSTAIN |_|


(2) To transact such other business as may properly come before the meeting.


                     WE NEED YOUR VOTE BEFORE MAY 23, 2006.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.